UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name of agent for service: John E. Denneen, Esquire

Address of agent for service: 745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – December 31, 2022

Item 1.	Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2022 Annual

Review and Report to Stockholders

December 31, 2022

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners manages three closed-end funds: Royce Global Value Trust, which invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

●	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

●	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

●	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

●	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

●	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 59 and page 60. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 61 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro- Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2022 Annual Report to Stockholders

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Letter to Our Stockholders

2022: THE MARKET’S ANNUS HORRIBILIS

Most investors were happy to see a miserable 2022 end. In a down year for U.S. equities, both small-and large-cap stocks suffered, with the Russell 2000 Index falling -20.4% while its large-cap sibling, the Russell 1000 Index, declined -19.1%. It was the third-worst calendar year performance for both indexes since their shared inception date of 12/31/78; each posted their lowest respective returns since 2008. The only two years that had lower returns were the same pair for both indexes: 2008 during the Financial Crisis and 2002 through the worst year of the Internet Bubble—which certainly puts the difficulties investors faced last year in context. The tech-heavy Nasdaq Composite fared even worse in 2022, losing -32.5%. Beyond the U.S., results were not much better: the MSCI ACWI ex USA Small Cap Index lost -20.0% for the calendar year, and the MSCI ACWI ex USA Large Cap Index fell -15.3%. Moreover, the double-digit losses were not limited to equities, as the Bloomberg Barclays U.S. Aggregate Bond Index was down -13.0% while its global counterpart, the Bloomberg Barclays Global Aggregate Bond Index, was off -16.2%.

Negative return years for both stocks and bonds are rare occurrences—it’s happened roughly a dozen times since the Great Depression. The combined double-digit losses for large-caps and bonds made 2022 even more exceptional for another, related reason: it was one of the worst years on record for that longstanding staple of diversified portfolios, the 60/40 mix of stocks and bonds. Since the 1930s, the 60/40 split has had double-digit calendar year losses only six times. So, while 2022’s final quarter saw positive results for many equity indexes, the entire year gave most investors “nowhere to run to, nowhere to hide,” beyond certain commodities and the U.S. dollar.

The steep declines for so many different investment vehicles made sense not simply due to the many challenges facing the world, but also because of the now familiar but still dizzying array of contradictory macro developments. On the negative side, we endured ongoing inflation, a decidedly hawkish Fed, the war in Ukraine, and a widely anticipated—though yet to occur—recession. On the positive end, we had strong labor markets and a surprisingly resilient U.S. economy, with real U.S. GDP (Gross Domestic Product) for the third quarter adjusted upward in December from 2.8% to 3.2%— and initial fourth quarter estimates being pegged at 2.8%. Although these figures do not equate to vibrant economic

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LETTER TO OUR STOCKHOLDERS

growth, they are far from indicating recession. The question is what comes next for stocks? If the bear market’s days are numbered, when will its number be up? While we make no claim to having a definitive answer, we have done our usual rounds of digging into history and current valuations to help us make sense of the present and to see what factors might be signaling a brighter course for small caps as well as for our own investment strategies. In our estimation, it makes sense for the bear to be feeling some high anxiety.

SMALL CAP’S BRIGHT(ER) FUTURE

The -38% decline for the average stock in the Russell 2000 is notable compared to the -27% slide for the average stock in the Russell 1000 from each index’s respective 52-week highs. Moreover, the Russell 2000 fell -31.9% from its peak on 11/8/21 through its most recent low on 6/16/22, while the Russell 1000 lost less from its peak on 1/3/22 through its most recent low on 9/30/22, down -25.0%. In addition, several years of small-cap underperformance have led to the Russell 2000 hitting an extreme point versus the Russell 1000 at year-end: apart from the Covid-related market trough in March of 2020, small caps fell to their lowest weighting in the Russell 3000 Index in more than 20 years on 12/31/22. Finally, and arguably most importantly, the Russell 2000’s valuation remained near its lowest rate in 20 years compared to the Russell 1000’s, based on our preferred valuation metric of the median last 12 months’ enterprise value to earnings before taxes (LTM EV/EBIT)—even in the immediate aftermath of 2022’s correction.

Both the “Nifty Fifty” market of the early 1970s and the current period were marked by uncertainty and prominent worries of high inflation and recession. The Nifty Fifty was a group of mostly multinational large-cap companies that many believed offered a steady, sure, and safe road to growth—until they were badly bruised in the bear market of 1973-74. In the current period, a perception of safety was reserved until recently for an even smaller number of mega-cap stocks: the “FAAMG” group of Facebook, Apple, Amazon, Microsoft, and Google. Prior to each period’s bear market, the large-cap peak was crowded with these mega-cap stocks—which most recently reached their high in August of 2020. At 2020’s large-cap peak, these five stocks accounted for nearly 25% of the U.S. market’s total capitalization, much as AT&T, Eastman Kodak, Exxon, GM, and IBM did before the sharp correction of the 1970s. The earlier decline was followed by a long run of success for small-cap stocks on both an absolute and relative basis. Combined with small cap’s more favorable valuation and long, historically uncharacteristic period of underperformance, we think the stage is set for the asset class to retake market leadership from large cap.

Another important reversal suggests the likelihood of improved relative results for small caps in coming years: the pivot in Fed policy from the era of zero (or near zero) interest

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies)
From 12/31/02 through 12/31/22

1Earnings before interest and taxes.

Past performance is no guarantee of future results. Source: FactSet

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LETTER TO OUR STOCKHOLDERS

rates and easy money to a period of rate hikes and quantitative tightening, along with the knock-on effect of persistent inflation. For equity investors, this shift means a radically altered investment landscape. We believe those stocks that were the biggest winners under the past decade’s zero interest rate, low inflation, and low nominal growth regime will no longer lead, and that the unfolding macro environment points to small caps being able to sustainably, and not just tactically, outpace large caps.

Further supporting our relative case for small caps is the asset class’s superior record in two varying inflationary climates. A comparison of the average annual U.S. consumer price index (CPI) to returns for the Center for Research in Security Prices (CRSP) 6-10 Index (the small-cap proxy we use when reaching farther back in history than the Russell 2000’s 1979 inception) shows that the CRSP 6-10 beat the CPI in every decade since the 1930s—a claim that cannot be made for large caps. In addition to their long-term historical edge during inflationary periods, small caps tend to be nimbler than large caps, which allows them to potentially act more quickly in a climate of contracting liquidity and Fed tightening. Of course, much of the data is indicating that inflation has peaked, outside of wage inflation which is proving much stickier (and will remain so for as long as the job market stays strong). 2022 saw sharp deflation in several areas. The Baltic Dry Index, which measures the cost of shipping goods worldwide, fell more than 70% from its high in May through the end of December, while lumber, steel, and copper prices also slipped precipitously. We expect this dynamic of persistent wage inflation accompanied by decreased goods inflation to continue. And historically, periods of falling inflations have also given small caps a relative advantage.

IS IT TIME FOR SMALL-CAP SUCCESS?

The performance advantage for large caps over small caps from 2011-2022 was somewhat paralleled by an edge for the Russell 2000 Growth Index over the Russell 2000 Value Index through most of that period. Over the last few years, the market has seen a deep and far-reaching re-rating of growth stocks, an unsurprising development following the Fed’s reversal. To be sure, we saw this most clearly at two ends of the equity market in 2022: in the deeper correction for small-cap growth stocks

Small-Cap (CRSP 6-10) Performance when Inflation is ≥6% and Decreasing vs All Periods

Monthly Average One-Year Returns from 12/31/45 through 12/31/22

Past performance is no guarantee of future results.

Small-Cap (CRSP 6-10) vs Large-Cap (CRSP 1-5) Performance when Inflation is ≥6% and Decreasing vs All Periods

Monthly Average One-Year Return Spread from 12/31/45 through 12/31/22

Past performance is no guarantee of future results. Inflation is being measured using The Consumer Price Index (CPI). The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

and in the steep declines for many mega-cap companies we discussed above. To be sure, rising rates and inflation have led to a period of multiple compression that we expect will reorient investors’ attention, to some degree, at least, away from the crowded and uncertain macro environment and onto corporate fundamentals, which we view as an advantage for the kind of conservatively capitalized, free cash flow generating companies that most of our major strategies hold. We saw this in 2022, when quality small caps—defined as those with higher returns on invested capital (ROIC) and earnings—held up better than

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LETTER TO OUR STOCKHOLDERS

Russell 2000 Value and Growth Shifted Median Relative LTM EV/EBIT1
Russell 2000 Value/Growth from 3/31/00 through 12/31/22

1 Last twelve months Enterprise Value/Earnings Before Interest and Taxes.

Past performance is no guarantee of future results. Source: FactSet their lower-quality, non-earning siblings in three of 2022’s four quarters, including the fourth quarter’s upswing.

Unsurprisingly, then, the Russell 2000 Value lost significantly less than the Russell 2000 Growth in 2022, -14.5% versus -26.4%. We have been asserting for the last few years that small-cap value would recapture its long-term historical advantage over small-cap growth. One especially revealing support for this idea comes from looking at the five-year annualized return for the Russell 2000 Value as of 12/31/21, which was 9.1% versus a gain of 14.5% for the Russell 2000 Growth—a 540 basis point advantage for the latter. The relative resilience of small-cap value vis-à-vis small-cap growth in 2022 caused this spread to reverse by a considerable amount for the five-year period ended 12/31/22, when the Russell 2000 Value outpaced the growth index, up 4.1% versus 3.5%. Our confidence that value can maintain its performance edge over growth is further rooted in the fact that over all five-year monthly rolling average periods since their shared inception (12/31/78), the advantage was squarely in value’s favor, 11.8% versus 8.8%. Yet at the end of 2022, the Russell 2000 Value was at a lower valuation than its growth counterpart, based on the LTM EV/EBIT metric.

IS TIME ON SMALL-CAP’S SIDE?

Throughout 2022, we saw many small-cap stock prices hit hard regardless of their financial fundamentals and/or operating efficiency. While we were often struck by the contrast between the more confident—albeit cautious—outlooks from the many management teams our investment teams met with and the fatalistic headlines we were seeing almost every day, we are also accustomed to seeing valuations decouple from company attributes—often by what we deem to be highly disproportionate amounts. Our more than five decades of experience have taught us the value of patience—which is often hardest for investors to practice when it’s needed most.

Related to this is the fact that small-cap’s historical performance patterns show that below-average longer-term return periods have typically been followed by positive returns—most often by periods of above-average longer-term returns. For example, subsequent annualized three-year returns from three-year entry points of less than 5% have been positive 99% of the time—that is, in 75 out of 76 three-year annualized periods—averaging 16.0% since the Russell 2000’s 12/31/78 inception. The small-cap index also enjoyed positive annualized five-year returns 100% of the time—that

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LETTER TO OUR STOCKHOLDERS

is, in all 81 five-year periods—and averaged an impressive 14.9% following five-year periods with annualized returns of 5% or less. This appears especially relevant now because the respective three- and five-year annualized returns for the Russell 2000 as of 12/31/22 were 3.1% and 4.1%.

Above-Average Returns Have Tended to Follow Low Return Periods

Subsequent Average Annualized 5-Year Performance for the Russell 2000 Following 5-Year Annualized Return Ranges of Less Than 5% from 12/31/83 through 12/31/22

Past performance is no guarantee of future results. Source: FactSet

THE WAITING IS THE HARDEST PART

It is of course possible that stock prices will get worse before they get better. As of this writing, inflation and earnings multiples are higher while interest rates, credit spreads, the VIX (Volatility Index), and the unemployment rate are lower. Many market observers are convinced that sales and earnings growth are much more likely to decline—or at least flatline—in 2023 than they are to climb, at least not until late in the year. At the same time, however, margins for many companies are expected to expand in 2023, thus helping earnings. In other words, the signals continue to flash conflicting messages—which goes some distance to explain why the outlooks for our portfolio managers range from fear that stocks have yet to touch bottom to full-throated bullishness. The ongoing presence of these mixed signals did nothing to keep stocks from enjoying a highly robust January of 2023. Notably, the Russell 2000 was well ahead of the Russell 1000 for the one-year period ended 1/31/23, down -3.4% versus -8.6%.

So, while recession is still a possibility, none of us knows how long it will last or how deep it will go. What we do firmly believe is that any recession—like any bear market—is ultimately finite. We believe any recession will be followed by a recovery. It’s worth keeping in mind that history also shows that small caps will likely begin an upward move before many of us know for sure that the economy is rebounding in earnest. As difficult as bear markets are, they also present investors with the opportunity to build their small-cap allocation at attractively low prices. The aftermath of the three worst bear markets of the past 25 years—the Internet Bubble, the Great Financial Crisis, and the Covid period—were highly rewarding for investors who showed the fortitude to stay in the market. Regardless of what the near term brings, then, we see the currently uncertain period as a highly opportune time to actively invest in select small caps for the long run.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners
January 31, 2023

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Performance

NAV Average Annual Total Returns

As of December 31, 2022 (%)

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE
Royce Global Value Trust	-27.04	0.52	2.26	N/A	N/A	N/A	N/A	N/A	4.62	10/17/13
Royce Micro-Cap Trust	-16.89	9.79	7.45	10.51	7.65	10.48	9.36	N/A	10.45	12/14/93
Royce Value Trust	-21.24	4.81	5.14	9.23	6.49	9.35	8.57	9.78	10.02	11/26/86
INDEX
MSCI ACWI Small Cap Index	-18.67	3.18	3.23	7.69	5.88	9.86	7.73	N/A	N/A	N/A
Russell Microcap Index	-21.96	4.05	3.69	8.86	6.34	8.64	N/A	N/A	N/A	N/A
Russell 2000 Index	-20.44	3.10	4.13	9.01	7.16	9.36	7.13	8.62	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Value Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global Value, Micro-Cap, and Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (“RGT”) fell -27.0% on a net asset value (“NAV”) basis and -33.1% on a market price basis in 2022 versus a decline of -18.7% for its unleveraged benchmark, the MSCI ACWI Small Cap Index, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors detracted from performance in 2022, with the largest negative impacts coming from Industrials, Information Technology, and Financials. Energy made a positive contribution (as did our cash holdings) while the smallest detractions came from Materials and Consumer Staples. Electronic equipment, instruments & components (Information Technology), capital markets (Financials), and professional services (Industrials) detracted most at the industry level while energy equipment & services (Energy), diversified consumer services (Consumer Discretionary), and metals & mining (Materials) were the three biggest positive contributors in 2022.

RGT’s top detractor at the position level was U.K.-based Marlowe, which provides a wide range of services and related software products such as testing and certification of fire safety systems, HR compliance and e-learning software, and audits to ensure compliance with environmental regulations. In November, Marlowe published first half results that showed revenue growth and margin improvement that nonetheless led to a sell-off, as the market found fault with Marlowe’s cash generation: The company booked working capital outflows, mostly caused by timing issues that will unwind in 2023, and higher one-off restructuring costs. We see these elevated costs as temporary and expect cash generation to normalize, particularly as management has suggested the pace of M&A may moderate moving forward in the uncertain macro environment. More important, we do not believe these issues impair Marlowe’s long-term value creation pathway. Countryside Partnerships is a U.K. housebuilding and urban regeneration company that operates mostly in London and Southeast England. Its stock was falling amid a dismal U.K. housing market, which was a factor in the company’s agreement to be acquired in September 2022 at a price that was lower than prior bids, creating a loss for RGT’s position in 2022.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

EVI Industries	0.73	Marlowe	-1.20
LifeWorks	0.34	Countryside Partnerships	-0.99
Alamos Gold Cl. A	0.34	XP Power	-0.92
Griffon Corporation	0.30	MarketWise Cl. A	-0.82
Stadio Holdings	0.29	Mesa Laboratories	-0.78
[1] Includes dividends		[2] Net of dividends

The portfolio’s top contributor at the position level was EVI Industries, a U.S. company that distributes commercial laundry and dry-cleaning equipment, industrial boilers, and related parts. While revenues had been relatively steady through the first half of 2022, the company’s earnings had declined for four consecutive quarters, leading investors away from its stock. Its shares then began to rebound vigorously in September, however, when EVI reported significant improvement in operating income and revenue for the fiscal fourth quarter and fiscal year of 2022. Canada’s LifeWorks provides employee well-being solutions through an integrated platform that includes confidential counselling, employee engagement tools, perks, and health programs. LifeWorks’ services are proven to boost productivity and reduce absenteeism, producing a strong customer benefit. We also liked that, despite this strong customer benefit, its services cost just $2-4 per employee per month, resulting in a loyal customer base. In June 2022, LifeWorks received an acquisition offer from Telus, a large communication services company, at a significant premium.

The Fund’s disadvantage versus the MSCI ACWI Small Cap came from stock selection in 2022—our sector allocation decisions were additive. At the sector level, stock picking hurt most in RGT’s three largest sectors: Industrials, Financials, and Information Technology. Conversely, our substantially lower weightings in both Consumer Discretionary and Real Estate gave us a relative advantage, as did the Fund’s cash holdings in 2022.

CURRENT POSITIONING AND OUTLOOK

While the near-term forecast for equities is as unclear as any we can recall, we also see better weather over the long-term horizon, especially for global small-cap stocks. Indeed, throughout 2022 we have often been struck by the contrast between the more confident—albeit cautious—outlooks from the many management teams we’ve met with and the fatalistic headlines we see almost every day. Of course, we believe our companies boast generally strong long-term growth prospects, low debt, positive free cash flows, high returns on invested capital, and/or proven management expertise and what we think are attractive valuations. Overall, they appear well positioned for a market that is more focused on fundamentals and/or from a reaccelerating global economy. And while recession remains a reality or possibility (depending on geography), none of us knows how long it will last or how deep it will go. History does show us that any recession—like any bear market—is ultimately finite and that any recession will be followed by a recovery. It’s worth keeping in mind that history also shows that small caps will likely begin an upward move before many of us know for sure that the global economy is rebounding in earnest. For this and other reasons, we would welcome any degree of increased scrutiny of company fundamentals.

8 | 2022 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	2.51	-27.04	0.52	2.26	4.62
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	-33.1%	8.9%	N/A	N/A	N/A	39.3%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 10/17/13 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Vistry Group	3.1
EVI Industries	3.0
IPH	2.3
SEI Investments	2.2
KBR	2.1
Tel Aviv Stock Exchange	2.1
Ziff Davis	2.0
APi Group	1.9
Transcat	1.8
Morningstar	1.8

Portfolio Sector Breakdown

% of Net Assets

Industrials	35.3
Financials	21.2
Information Technology	15.0
Materials	8.3
Health Care	7.8
Consumer Discretionary	6.2
Communication Services	6.0
Real Estate	2.1
Energy	1.9
Consumer Staples	1.3
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-5.1

Calendar Year Total Returns (%)

YEAR	RGT
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown 1,2

% of Net Assets
United States	43.6
Canada	12.7
United Kingdom	12.0
Sweden	4.9
India	4.3
Australia	4.1
Israel	3.7
South Africa	3.7
Japan	3.2
¹	Represents countries that are 3% or more of net assets.

²	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$65 million
Number of Holdings	121
Turnover Rate	24%
Net Asset Value	$10.25
Market Price	$8.65
Net Leverage[1]	5.1%
Average Market Capitalization[2]	$1,667 million
Weighted Average P/E Ratio[3,4]	18.9x
Weighted Average P/B Ratio[3]	2.4x
Active Share[5]	98%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/22).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022.

2022 Annual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 105.1%

	SHARES	VALUE

AUSTRALIA – 4.1%
Cochlear	4,000	$555,901
IPH	253,881	1,509,023
Steadfast Group	53,300	198,503
Technology One	40,400	361,433
Total (Cost $1,471,791)		2,624,860

BERMUDA – 1.3%
Bank of N.T. Butterfield & Son	21,000	626,010
James River Group Holdings	11,300	236,283
Total (Cost $1,057,384)		862,293

BRAZIL – 1.3%
Odontoprev	171,600	293,489
TOTVS	97,885	512,066
Total (Cost $750,794)		805,555

CANADA – 12.7%
Alamos Gold Cl. A	104,600	1,057,588
Altus Group	16,400	654,546
AutoCanada [1]	26,300	452,772
Canaccord Genuity Group	70,000	433,752
Centerra Gold	39,000	201,913
Computer Modelling Group	91,500	393,977
Descartes Systems Group (The) [1,2,3]	9,360	651,924
FirstService Corporation	1,400	171,570
IMAX Corporation [1]	21,100	309,326
Major Drilling Group International [1]	136,100	1,057,439
Onex Corporation	8,300	400,227
Pan American Silver [2]	12,700	207,518
Pason Systems	71,300	839,381
Sprott	32,642	1,085,816
†TELUS Corporation	16,311	314,776
Total (Cost $6,059,177)		8,232,525

DENMARK – 0.2%
Chr. Hansen Holding	1,800	129,478
Total (Cost $155,783)		129,478

FRANCE – 0.8%
Esker	1,800	303,087
Interparfums	3,412	203,072
Total (Cost $210,145)		506,159

GERMANY – 1.3%
Carl Zeiss Meditec	3,400	429,100
CompuGroup Medical	3,300	127,099
STRATEC	3,300	286,485
Total (Cost $626,695)		842,684

GREECE – 0.7%
Sarantis	64,500	448,096
Total (Cost $554,222)		448,096

ICELAND – 0.4%
Ossur [1]	51,000	246,308
Total (Cost $321,244)		246,308

INDIA – 4.3%
AIA Engineering	31,600	983,561
Dish TV India [1]	2,577,000	576,266
†Tarsons Products [1]	49,000	411,048
WNS Holdings ADR [1,2]	10,500	839,895
Total (Cost $2,401,706)		2,810,770

INDONESIA – 0.2%
†Ace Hardware Indonesia	4,000,000	127,445
Total (Cost $169,716)		127,445

ISRAEL – 3.7%
†Global-e Online [1]	5,200	107,328
Nova [1,2,3]	5,700	465,576
†Phoenix Holdings	48,500	517,411
Tel Aviv Stock Exchange	222,300	1,328,070
Total (Cost $1,694,482)		2,418,385

ITALY – 1.5%
Carel Industries	35,800	900,569
Gruppo MutuiOnline	2,900	81,705
Total (Cost $489,921)		982,274

JAPAN – 3.2%
As One	5,600	245,779
Benefit One	13,700	201,784
Fukui Computer Holdings	10,800	217,415
NSD	12,200	212,319
Square Enix Holdings	6,800	317,617
TechnoPro Holdings	7,200	193,386
TKC Corporation	25,500	700,453
Total (Cost $1,611,241)		2,088,753

MEXICO – 0.2%
Becle	63,000	137,564
Total (Cost $100,233)		137,564

NETHERLANDS – 1.2%
IMCD	5,500	783,917
Total (Cost $387,492)		783,917

NEW ZEALAND – 0.4%
Fisher & Paykel Healthcare	17,000	243,929
Total (Cost $101,973)		243,929

NORWAY – 1.7%
Protector Forsikring	70,000	898,865
Tomra Systems	12,000	202,842
Total (Cost $778,544)		1,101,707

SINGAPORE – 0.3%
Midas Holdings [1,4]	400,000	0
XP Power	8,522	209,659
Total (Cost $237,375)		209,659

SOUTH AFRICA – 3.7%
†CA Sales Holdings [1]	147,597	55,595
†Curro Holdings	258,594	136,973
†Kaap Agri	17,606	42,452
†PSG Konsult	550,976	392,691
Stadio Holdings	3,686,928	1,065,420
Transaction Capital	344,100	670,328
Total (Cost $1,680,804)		2,363,459

SWEDEN – 4.9%
Biotage	37,900	673,747

10 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Schedule of Investments (continued)

	SHARES	VALUE

SWEDEN (continued)
Bravida Holding	68,900	$735,560
Dometic Group	15,500	99,938
Karnov Group [1]	145,381	813,644
OEM International Cl. B	118,850	823,477
Total (Cost $2,419,987)		3,146,366

SWITZERLAND – 1.4%
Kardex Holding	2,400	394,528
LEM Holding	150	291,029
VZ Holding	2,900	225,188
Total (Cost $482,877)		910,745

UNITED KINGDOM – 12.0%
CentralNic Group [1]	137,427	259,182
Diploma	8,200	275,196
DiscoverIE Group	60,800	537,316
FDM Group Holdings	46,800	423,776
Genuit Group	54,600	185,484
Halma	18,700	446,269
Keystone Law Group	95,940	510,341
Learning Technologies Group	342,800	478,250
Marlowe [1]	112,600	639,801
Mortgage Advice Bureau Holdings	36,100	231,308
Restore	166,254	663,276
RWS Holdings	45,100	204,791
SThree	146,600	714,245
†Vistry Group	262,780	1,987,138
YouGov	18,600	229,362
Total (Cost $7,361,873)		7,785,735

UNITED STATES – 43.6%
†ACV Auctions Cl. A [1]	39,200	321,832
Air Lease Cl. A [2]	24,861	955,160
APi Group [1,2,3]	63,900	1,201,959
Arcosa	21,100	1,146,574
Artisan Partners Asset Management Cl. A	33,200	986,040
†Blue Owl Capital Cl. A	69,100	732,460
BOK Financial [2]	6,350	659,066
Diodes [1,2]	7,000	532,980
Element Solutions	51,100	929,509
Enovis Corporation [1]	10,966	586,900
†ESAB Corporation [2]	18,666	875,809
†EVI Industries [1,2]	80,373	1,918,504
FARO Technologies [1,2]	6,150	180,871
FormFactor [1,2,3]	20,000	444,600
Forrester Research [1,2,3]	15,000	536,400
GCM Grosvenor Cl. A	119,626	910,354
Griffon Corporation [2]	22,500	805,275
†Hagerty Cl. A [1]	39,300	330,513
†Hayward Holdings [1]	58,500	549,900
Innospec [2]	6,228	640,612
†John Bean Technologies	2,500	228,325
Kadant [2]	2,960	525,785
KBR [2]	25,370	1,339,536
Kennedy-Wilson Holdings	35,700	561,561
Lindsay Corporation [2]	3,519	573,069
MarketWise Cl. A [1]	123,100	206,808
Mesa Laboratories	5,512	916,150
Morningstar [2]	5,358	1,160,489
†nLIGHT [1]	73,100	741,234
PAR Technology [1,2,3]	22,241	579,823
Quaker Houghton [2]	2,710	452,299
†Royal Gold	6,300	710,136
SEI Investments [2]	24,050	1,402,115
Transcat [1]	16,377	1,160,638
Vontier Corporation [2]	55,300	1,068,949
Ziff Davis [1]	16,700	1,320,970
Total (Cost $27,188,984)		28,193,205

TOTAL COMMON STOCKS
(Cost $58,314,443)		68,001,871

REPURCHASE AGREEMENT– 1.1%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $725,600 (collateralized by obligations of U.S. Government Agencies, 0.25% due 7/31/25, valued at $740,080)
(Cost $725,497)		725,497

TOTAL INVESTMENTS – 106.2%
(Cost $59,039,940)		68,727,368

LIABILITIES LESS CASH AND OTHER ASSETS – (6.2)%		(4,035,102)

NET ASSETS – 100.0%		$64,692,266

ADR – American Depository Receipt

†	New additions in 2022.
[1]	Non-income producing.

[2]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of December 31, 2022. Total market value of pledged securities as of December 31, 2022, was $8,209,024.

[3]	As of December 31, 2022, a portion of these securities, in the aggregate amount of $1,928,078, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.

[4]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2022, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $59,315,029. As of December 31, 2022, net unrealized appreciation for all securities was $9,412,339 consisting of aggregate gross unrealized appreciation of $16,042,759 and aggregate gross unrealized depreciation of $6,630,420. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 11

Royce Global Value Trust	December 31, 2022

Statement of Assets and Liabilities

ASSETS:
Investments at value	$68,001,871
Repurchase agreements (at cost and value)	725,497
Foreign currency (cost $5,383)	5,374
Receivable for dividends and interest	159,710
Prepaid expenses and other assets	20,504
Total Assets	68,912,956
LIABILITIES:
Revolving credit agreement	4,000,000
Payable for investment advisory fee	55,654
Payable for directors' fees	6,346
Payable for interest expense	18,180
Accrued expenses	123,238
Deferred capital gains tax	17,272
Total Liabilities	4,220,690
Net Assets	$64,692,266
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,310,318 shares outstanding (150,000,000 shares authorized)	$55,671,269
Total distributable earnings (loss)	9,020,997
Net Assets (net asset value per share - $10.25)	$64,692,266
Investments at identified cost	$58,314,443

12 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2022

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,699,541
Foreign withholding tax	(77,880)
Interest	3,648
Rehypothecation income	113
Total income	1,625,422
EXPENSES:
Investment advisory fees	696,018
Interest expense	116,398
Custody and transfer agent fees	62,296
Stockholder reports	62,277
Administrative and office facilities	43,801
Professional fees	40,267
Directors' fees	26,877
Other expenses	26,564
Total expenses	1,074,498
Net investment income (loss)	550,924
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	90,737
Foreign currency transactions	(42,833)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(24,845,735)
Other assets and liabilities denominated in foreign currency	(14,497)
Net realized and unrealized gain (loss) on investments and foreign currency	(24,812,328)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(24,261,404)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 13

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/22	YEAR ENDED 12/31/21

INVESTMENT OPERATIONS:
Net investment income (loss)	$550,924	$(113,566)
Net realized gain (loss) on investments and foreign currency	47,904	7,590,759
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,860,232)	5,226,826
Net increase (decrease) in net assets from investment operations	(24,261,404)	12,704,019
DISTRIBUTIONS:
Total distributable earnings	(793,689)	(15,402,178)
Return of capital	(21,014)	–
Total distributions	(814,703)	(15,402,178)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	374,330	8,340,203
Total capital stock transactions	374,330	8,340,203
Net Increase (Decrease) In Net Assets	(24,701,777)	5,642,044
NET ASSETS:
Beginning of year	89,394,043	83,751,999
End of year	$64,692,266	$89,394,043

14 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2022

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(24,261,404)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(21,958,940)
Proceeds from sales and maturities of long-term investments	19,585,538
Net purchases, sales and maturities of short-term investments	2,224,261
Net (increase) decrease in dividends and interest receivable and other assets	38,610
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	59,464
Net change in unrealized appreciation (depreciation) on investments	24,845,735
Net realized gain (loss) on investments	(90,737)
Net cash provided by operating activities	442,527
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $374,330)	(440,373)
Net cash used for financing activities	(440,373)
INCREASE (DECREASE) IN CASH:	2,154
Cash and foreign currency at beginning of year	3,220
Cash and foreign currency at end of year	$5,374

Supplemental disclosure of cash flow information:

For the year ended December 31, 2022, the Fund paid $102,199 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 15

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net Asset Value, Beginning of Period	$14.26	$14.95	$13.60	$10.42	$12.48
INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	(0.01)	(0.05)	0.06	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(3.96)	2.19	2.63	3.18	(2.06)
Net increase (decrease) in net assets from investment operations	(3.87)	2.18	2.58	3.24	(2.02)
DISTRIBUTIONS:
Net investment income	(0.10)	(0.09)	–	(0.06)	(0.04)
Net realized gain on investments and foreign currency	(0.03)	(2.66)	(1.19)	–	–
Return of capital	(0.00)	–	–	–	–
Total distributions	(0.13)	(2.75)	(1.19)	(0.06)	(0.04)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.12)	(0.04)	(0.00)	(0.00)
Total capital stock transactions	(0.01)	(0.12)	(0.04)	(0.00)	(0.00)
Net Asset Value, End of Period	$10.25	$14.26	$14.95	$13.60	$10.42
Market Value, End of Period	$8.65	$13.12	$13.36	$11.69	$8.88
TOTAL RETURN:[1]
Net Asset Value	(27.04)%	16.34%	19.67%	31.20%	(16.11)%
Market Value	(33.08)%	19.77%	24.42%	32.33%	(17.50)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.25%
Other operating expenses	0.54%	0.39%	0.34%	0.50%	0.49%
Total expenses (net)	1.54%	1.39%	1.34%	1.50%	1.74%
Expenses excluding interest expense	1.38%	1.33%	1.24%	1.29%	1.53%
Expenses prior to balance credits	1.54%	1.39%	1.34%	1.50%	1.74%
Net investment income (loss)	0.79%	(0.13)%	(0.15)%	0.46%	0.30%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$64,692	$89,394	$83,752	$142,810	$109,254
Portfolio Turnover Rate	24%	52%	54%	48%	57%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1717%	2335%	1147%	1885%	1466%
Asset coverage per $1,000	$17,173	$23,349	$11,469	$18,851	$14,657

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

16 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of December 31, 2022, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 19% of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;
●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and
●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2022 Annual Report to Stockholders  |  17

Royce Global Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;
●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or
●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2022. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$68,001,871	$–	$0	$68,001,871
Repurchase Agreement	–	725,497	–	725,497

Level 3 Reconciliation:

UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/21	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 12/31/22
Common Stocks	$ 0	$ –	$ 0	$ 0	$ 0	$ 0	$ 0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2022, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

18  |  2022 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 43,376 and 666,151 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2022, and December 31, 2021, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2022, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated

2022 Annual Report to Stockholders  |  19

Royce Global Value Trust

Notes to Financial Statements (continued)

Borrowings (continued):

securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of December 31, 2022, the Fund had outstanding borrowings of $4,000,000. During the year ended December 31, 2022, the Fund had an average daily loan balance of $4,000,000 at a weighted average borrowing cost of 2.87%. The maximum loan balance outstanding during the year ended December 31, 2022, was $4,000,000. As of December 31, 2022, the aggregate value of rehypothecated securities was $1,928,078. During the year ended December 31, 2022, the Fund earned $113 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the year ended December 31, 2022, the Fund expensed Royce investment advisory fees totaling $696,018.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $19,722,423 and $17,736,121, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2022, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$1,714,389	$ –	$ –

Tax Information:

Distributions during the years ended December 31, 2022 and 2021, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2022	2021	2022	2021	2022	2021
$588,297	$2,437,990	$205,392	$12,964,188	$21,014	$ –

The tax basis components of distributable earnings as of December 31, 2022, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$ –	$ –	$9,396,503	$(375,506)	$9,020,997
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications, which relate primarily to return of capital and foreign currency transactions:

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$75,251	$(75,251)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2019-2022) and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

20  |  2022 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the “Fund”) as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

2022 Annual Report to Stockholders  |  21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel,

Brendan Hartmann

FUND PERFORMANCE

Royce Micro-Cap Trust (“RMT”) was down -16.9% on a net asset value (“NAV”) basis and -16.5% on a market price basis in 2022 versus respective losses of -20.4% for its unleveraged primary benchmark, the small-cap Russell 2000 Index, and -22.0% for the Russell Microcap Index, its unleveraged secondary benchmark. RMT also outperformed the Russell 2000 on both an NAV and market price basis for the three-, five-, 10-, 15-, 20-, 25-year, and since inception (12/14/93) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Nine of the portfolio’s 11 equity sectors finished 2022 in the red, with Health Care, Consumer Discretionary, and Information Technology detracting most. Energy and Consumer Staples made positive contributions, while Utilities detracted least. At the industry level, health care equipment & supplies (Health Care), followed by two areas in Information Technology—semiconductors & semiconductor equipment and electronic equipment, instruments & components—were the top three detractors. Oil, gas & consumable fuels (Energy), road & rail (Industrials), and communications equipment (Information Technology) were the biggest contributors.

The biggest detractor was Mesa Laboratories, a company that develops and manufactures electronic measurement instruments for industrial and hemodialysis customers. Mesa’s results were depressed by higher labor costs in its sterilization and disinfection segment and lost sales in its clinical genomics business in China due to Covid lockdowns. Management took actions to address its issues, and we held a sizable position at year-end in RMT, confident that its long-term prospects were brighter. We had a similar take on PAR Technology, which provides technology solutions, applied technology, and technical outsourcing services to the hospitality industry, primarily restaurants. Its shares were volatile throughout 2022 but fell sharply in August as robust revenue growth was not enough to vault the company into profitability—which other investors seemed to be anticipating in the second half of 2022. Industrial insulation company Aspen Aerogels saw its shares slide as it completed a dilutive financing deal to fund the capacity expansion necessary to meet growing demand from original equipment manufacturers of electric vehicles.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

Agilysys	0.80	Mesa Laboratories	-1.54
Universal Logistics Holdings	0.66	PAR Technology	-1.21
Sabine Royalty Trust	0.59	Aspen Aerogels	-1.05
Richardson Electronics	0.54	AutoCanada	-1.04
StoneX Group	0.47	nLIGHT	-0.85
[1] Includes dividends		[2] Net of dividends

We increased our stake in 2022. While the need for a large new plant admittedly adds timing uncertainty and execution risk, Aspen’s proven solution has been winning ample new business.

RMT’s top contributor was software developer Agilysys, which offers a comprehensive suite of solutions that, like PAR Technology, targets the hospitality industry. Management has spent the past several years developing add-on modules to its core property management software offering and thus increasing the firm’s competitive advantage. We held our shares at year-end, as we view its recent win with Marriott as a potential game changer. Universal Logistics Holdings is an asset-light provider of customized transportation and logistics solutions throughout North America. During the first three quarters of 2022, Universal more than doubled its net income compared to the same periods in 2021. Its successes have been driven by its higher-margin intermodal and contract logistics segments. Sabine Royalty Trust is an oil and gas trust with royalty and mineral interests in producing oil and gas properties in several southern U.S. states, including Louisiana, Oklahoma, and Texas. Its stock benefited from continued strength for the energy industry.

The portfolio’s advantage versus the Russell 2000 came from both stock picking and sector allocation in 2022. At the sector level, stock selection (and, to a lesser degree, our higher exposure) helped in Industrials while stock picking was also additive in Information Technology, overcoming the negative impact of our higher weighting. Our larger exposure to Energy also contributed positively, as did our cash holdings. Conversely, stock selection was a drag on relative results in Consumer Discretionary, as were our much lower weight in Utilities and stock picking in Health Care.

CURRENT POSITIONING AND OUTLOOK

We see micro-cap value stocks as increasingly well positioned for the next market upturn as they were disproportionately hurt by the zero interest rate environment that prevailed after the Great Financial Crisis and favored long duration assets. While 2022’s pain was sharp for stocks, the Federal Reserve’s pivot to a more normalized interest rate environment should lead to more thoughtful approaches to investing once we exit the current downturn. In addition, the Russell 2000 fell -31.9% from 11/8/21 through the current bottom on 6/16/22, which places it precisely at the average of Russell 2000 downturns of 15% or more since the index’s inception. Over that 44-year span, only three bear markets went markedly deeper than this one by falling at least another 10%. Each of these downturns was exacerbated by a monumental negative event: the Great Financial Crisis led to small-cap losses of -58.9% from 7/13/07-3/9/09; the bursting Internet Bubble saw the Russell 2000 down -44.1% from 3/9/00-10/9/02; and the Covid pandemic deepened the small-cap index decline of -41.8% from 8/31/18-3/18/20. As difficult as these markets were, each presented investors with an important opportunity to build their micro- and/or small-cap allocation because in each case the subsequent recovery was robust—and especially rewarding for those who stayed invested.

22  |  2022 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 12/31/22

									SINCE INCEPTION
	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	(12/14/93)
RMT (NAV)	9.37	-16.89	9.79	7.45	10.51	7.65	10.48	9.36	10.45

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	-16.5%	41.2%	179.3%	202.9%	624.9%	1448.9%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap
Inception) as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Transcat	2.4
Mesa Laboratories	2.1
Major Drilling Group International	1.9
CIRCOR International	1.7
PAR Technology	1.7
EVI Industries	1.5
Sprott	1.5
Lindsay Corporation	1.5
Agilysys	1.4
Richardson Electronics	1.3

Portfolio Sector Breakdown

% of Net Assets

Information Technology	23.1
Industrials	21.2
Financials	13.0
Health Care	11.7
Energy	8.9
Consumer Discretionary	8.3
Materials	7.4
Real Estate	2.7
Communication Services	2.5
Consumer Staples	2.5
Utilities	0.3
Preferred Stock	0.0
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-1.6

Calendar Year Total Returns (%)

YEAR	RMT
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5
2008	-45.5

Portfolio Diagnostics

Fund Net Assets	$466 million
Number of Holdings	256
Turnover Rate	26%
Net Asset Value	$9.77
Market Price	$8.68
Net Leverage[1]	1.6%
Average Market Capitalization[2]	$651 million
Weighted Average P/E Ratio[3,4]	12.7x
Weighted Average P/B Ratio[3]	2.0x
Active Share[5]	95%
U.S. Investments (% of Net Assets)	79.8%
Non-U.S. Investments (% of Net Assets)	21.8%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 12/31/22).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022.

2022 Annual Report to Stockholders  |  23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 101.0%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0% †LICT [1],[2]	7	$135,800
ENTERTAINMENT - 1.4%
Chicken Soup for the Soul Entertainment Cl. A [2]	401,130	2,053,786
IMAX Corporation [2]	271,900	3,986,054
†SciPlay Corporation Cl. A [2]	39,961	642,573
		6,682,413
INTERACTIVE MEDIA & SERVICES - 0.6%
QuinStreet [2]	200,900	2,882,915
MEDIA - 0.5%
Magnite [2]	167,200	1,770,648
†WideOpenWest [2]	42,500	387,175
		2,157,823
Total (Cost $9,793,472)		11,858,951

CONSUMER DISCRETIONARY – 8.3%
AUTO COMPONENTS - 1.6%
Motorcar Parts of America [2]	54,800	649,928
Patrick Industries [3,4]	17,250	1,045,350
Sebang Global Battery	50,500	1,691,321
Standard Motor Products [3]	75,005	2,610,174
Stoneridge [2,3]	57,600	1,241,856
XPEL [2]	5,100	306,306
		7,544,935
DISTRIBUTORS - 0.3%
Uni-Select [2]	40,000	1,265,583
DIVERSIFIED CONSUMER SERVICES - 0.8%
Park Lawn	50,000	954,579
Universal Technical Institute [2]	445,000	2,990,400
		3,944,979
HOTELS, RESTAURANTS & LEISURE - 1.4%
Century Casinos [2]	222,500	1,564,175
†First Watch Restaurant Group [2]	37,500	507,375
Inspired Entertainment [2]	50,000	633,500
Lindblad Expeditions Holdings [2]	482,868	3,718,084
		6,423,134
HOUSEHOLD DURABLES - 1.3%
Cavco Industries [2,3]	8,600	1,945,750
Legacy Housing [2]	162,038	3,072,241
Lifetime Brands [3]	119,294	905,441
		5,923,432
LEISURE PRODUCTS - 0.4%
Clarus Corporation	254,903	1,998,439
MULTILINE RETAIL - 1.0%
Franchise Group Cl. A	194,300	4,628,226
SPECIALTY RETAIL - 1.4%
AutoCanada [2]	297,000	5,113,050
Destination XL Group [2]	75,000	506,250
Shoe Carnival [3]	36,432	871,089
		6,490,389
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
YGM Trading	1,874,600	273,789
Total (Cost $37,067,181)		38,492,906

CONSUMER STAPLES – 2.5%
BEVERAGES - 0.1%
Primo Water	26,791	416,332
FOOD & STAPLES RETAILING - 0.1%
†Rite Aid [2]	200,000	668,000

FOOD PRODUCTS - 2.1%
CubicFarm Systems [2]	400,000	23,634
J G Boswell Company [1]	2,490	2,141,400
John B. Sanfilippo & Son [3]	16,000	1,301,120
Lifecore Biomedical [2,3]	75,610	489,953
Seneca Foods Cl. A [2]	55,687	3,394,122
Seneca Foods Cl. B [2]	40,400	2,444,200
		9,794,429
PERSONAL PRODUCTS - 0.2%
e.l.f. Beauty [2]	13,900	768,670
Total (Cost $6,035,096)		11,647,431

ENERGY – 8.9%
ENERGY EQUIPMENT & SERVICES - 4.0%
Bristow Group [2,3,4]	177,900	4,826,427
Computer Modelling Group	594,875	2,561,389
North American Construction Group	50,000	668,500
Pason Systems	366,500	4,314,631
SEACOR Marine Holdings [2,3]	216,957	1,987,326
TerraVest Industries	214,000	4,360,606
		18,718,879
OIL, GAS & CONSUMABLE FUELS - 4.9%
Ardmore Shipping [2]	90,500	1,304,105
Dorchester Minerals L.P.	153,963	4,608,112
Dorian LPG	208,338	3,948,005
GeoPark	69,218	1,069,418
†Kimbell Royalty Partners L.P.	55,700	930,190
Navigator Holdings [2]	175,000	2,093,000
Northern Oil and Gas [3]	34,200	1,054,044
Sabine Royalty Trust [3]	52,948	4,524,407
†Sitio Royalties Cl. A	63,674	1,836,995
†Spartan Delta	79,300	875,580
StealthGas [2]	229,664	615,499
		22,859,355
Total (Cost $32,433,205)		41,578,234

FINANCIALS – 12.4%
BANKS - 1.8%
Bancorp (The) [2]	19,500	553,410
†BankFirst Capital [1]	1,555	62,200
†Bay Community Bancorp Cl. A [1]	6,600	59,136
Chemung Financial [3]	31,000	1,421,970
†Citizens Bancshares [1]	2,200	60,500
†First Commonwealth Financial	11,800	164,846
†Harbor Bankshares [1,2]	3,400	50,150
HBT Financial	54,690	1,070,283
Live Oak Bancshares [3]	49,745	1,502,299
†M&F Bancorp [1]	3,000	63,150
Midway Investments [2,5]	735,647	0
†PCB Bancorp	3,400	60,146
†United BanCorp of Alabama [1]	1,700	60,010
Virginia National Bankshares [3]	89,910	3,296,101
		8,424,201
CAPITAL MARKETS - 8.6%
B. Riley Financial	93,200	3,187,440
Barings BDC	215,300	1,754,695
Bolsa Mexicana de Valores	1,068,000	2,067,875
Donnelley Financial Solutions [2,3,4]	74,000	2,860,100
Fiera Capital Cl. A	78,000	500,030

24 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

            December 31, 2022

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
GCM Grosvenor Cl. A	329,900	$2,510,539
Newtek Business Services	179,272	2,913,170
Silvercrest Asset Management Group Cl. A	261,400	4,906,478
Sprott	212,453	7,067,122
StoneX Group [2,3]	60,027	5,720,573
Tel Aviv Stock Exchange	343,000	2,049,159
U.S. Global Investors Cl. A	439,454	1,270,022
Urbana Corporation	237,600	747,545
Value Line	29,470	1,499,434
Westaim Corporation (The) [2]	500,000	971,196
		40,025,378
CONSUMER FINANCE - 0.3%
EZCORP Cl. A [2,3,4]	201,000	1,638,150
DIVERSIFIED FINANCIAL SERVICES - 0.9%
Acacia Research [2,3]	425,700	1,792,197
ECN Capital	1,006,200	2,065,905
Waterloo Investment Holdings [2,5]	806,000	225,680
		4,083,782
INSURANCE - 0.5%
Trean Insurance Group [2]	394,065	2,364,390
THRIFTS & MORTGAGE FINANCE - 0.3%
OP Bancorp	14,500	161,820
†WSFS Financial	22,500	1,020,150
		1,181,970
Total (Cost $52,073,681)		57,717,871

HEALTH CARE – 11.7%
BIOTECHNOLOGY - 1.7%
†Agios Pharmaceuticals [2]	2,300	64,584
Arcturus Therapeutics Holdings [2]	79,836	1,354,019
Caribou Biosciences [2]	10,600	66,568
Catalyst Pharmaceuticals [2]	51,800	963,480
Century Therapeutics [2]	11,430	58,636
4D Molecular Therapeutics [2]	5,300	117,713
MeiraGTx Holdings [2]	114,400	745,888
†Travere Therapeutics [2]	3,000	63,090
Zealand Pharma [2]	153,015	4,436,175
		7,870,153
HEALTH CARE EQUIPMENT & SUPPLIES - 6.2%
Artivion [2]	44,200	535,704
AtriCure [2,3]	15,000	665,700
Atrion Corporation	5,489	3,070,821
Cutera [2]	57,500	2,542,650
Mesa Laboratories [3]	59,579	9,902,625
†Opsens [2]	96,100	133,433
OrthoPediatrics Corp. [2]	6,500	258,245
Profound Medical [2]	179,100	1,915,338
Semler Scientific [2,3]	22,400	739,200
Surmodics [2,3]	85,300	2,910,436
UFP Technologies [2,3,4]	27,445	3,235,491
Utah Medical Products	29,237	2,939,196
		28,848,839
HEALTH CARE PROVIDERS & SERVICES - 1.7%
Cross Country Healthcare [2,3]	58,900	1,564,973
Great Elm Group [2]	682,245	1,378,135
Hims & Hers Health Cl. A [2]	200,000	1,282,000
Joint Corp. (The) [2]	127,484	1,782,226

National Research [3]	46,668	1,740,717
		7,748,051
HEALTH CARE TECHNOLOGY - 0.7%
Simulations Plus [3]	86,670	3,169,522
LIFE SCIENCES TOOLS & SERVICES - 1.1%
Azenta [2,3]	15,700	914,054
Harvard Bioscience [2]	317,400	879,198
MaxCyte [2]	60,125	328,282
Quanterix Corporation [2]	224,500	3,109,325
†SomaLogic [2]	30,600	76,806
		5,307,665
PHARMACEUTICALS - 0.3%
Knight Therapeutics [2]	187,000	715,406
Theravance Biopharma [2,3,4]	59,009	662,081
		1,377,487
Total (Cost $42,785,896)		54,321,717

INDUSTRIALS – 21.2%
AEROSPACE & DEFENSE - 0.7%
Astronics Corporation [2]	56,929	586,369
CPI Aerostructures [2]	189,700	607,040
Innovative Solutions and Support [2]	78,828	647,966
Park Aerospace	101,300	1,358,433
		3,199,808
AIRLINES - 0.1%
†Harbor Diversified [1,2]	147,500	314,175
BUILDING PRODUCTS - 0.9%
Burnham Holdings Cl. A [1]	117,000	1,462,500
CSW Industrials [3]	6,700	776,731
†Gibraltar Industries [2]	9,359	429,391
Insteel Industries [3]	49,700	1,367,744
Quanex Building Products	9,900	234,432
		4,270,798
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Acme United	25,000	547,500
†ACV Auctions Cl. A [2]	68,600	563,206
Civeo Corporation [2]	37,499	1,166,219
Heritage-Crystal Clean [2,3]	131,201	4,261,408
		6,538,333
CONSTRUCTION & ENGINEERING - 1.9%
Ameresco Cl. A [2]	8,500	485,690
Construction Partners Cl. A [2,3]	84,900	2,265,981
Granite Construction	13,500	473,445
IES Holdings [2,3]	62,874	2,236,428
†MasTec [2]	13,287	1,133,780
Matrix Service [2,3]	40,425	251,443
Northwest Pipe [2,3]	65,100	2,193,870
		9,040,637
ELECTRICAL EQUIPMENT - 1.1%
American Superconductor [2]	104,225	383,548
LSI Industries	315,740	3,864,658
Powell Industries [3]	21,400	752,852
Power Solutions International [1,2]	21,100	52,750
		5,053,808
MACHINERY - 5.6%
CIRCOR International [2,3]	339,321	8,130,131
†Desktop Metal Cl. A [2]	65,600	89,216
Graham Corporation [2]	149,850	1,441,557

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
H2O Innovation [2]	437,300	$830,030
Hurco Companies [3]	63,366	1,655,754
L. B. Foster Company [2,3]	95,300	922,504
Lindsay Corporation [3]	41,600	6,774,560
Luxfer Holdings [3]	31,700	434,924
Shyft Group (The)	29,700	738,342
Standex International	7,100	727,111
Tennant Company	19,200	1,182,144
Titan International [2]	212,200	3,250,904
		26,177,177
MARINE - 1.7%
Algoma Central	40,000	538,257
Clarkson	58,600	2,291,819
Eagle Bulk Shipping [3]	99,928	4,990,404
		7,820,480
PROFESSIONAL SERVICES - 2.1%
Forrester Research [2]	124,300	4,444,968
Franklin Covey [2,3]	51,200	2,394,624
Mastech Digital [2]	44,116	485,717
NV5 Global [2]	11,400	1,508,448
Resources Connection	59,300	1,089,934
†Spire Global Cl. A [2]	50,000	48,000
		9,971,691
ROAD & RAIL - 0.9%
Universal Logistics Holdings [3]	125,240	4,188,026
TRADING COMPANIES & DISTRIBUTORS - 4.8%
BlueLinx Holdings [2]	12,405	882,120
Distribution Solutions Group [2]	79,000	2,911,940
EVI Industries [2,3]	297,409	7,099,153
Transcat [2,3]	160,384	11,366,414
		22,259,627
Total (Cost $78,248,906)		98,834,560

INFORMATION TECHNOLOGY – 23.1%
COMMUNICATIONS EQUIPMENT - 2.7%
ADTRAN Holdings	32,400	608,796
†Aviat Networks [2]	30,600	954,414
Clearfield [2,3]	58,207	5,479,607
Digi International [2]	70,000	2,558,500
Genasys [2]	86,392	319,650
Harmonic [2]	126,900	1,662,390
Ituran Location and Control	50,000	1,056,500
		12,639,857
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.6%
Bel Fuse Cl. A	18,805	626,018
Fabrinet [2]	2,200	282,084
FARO Technologies [2,3]	104,800	3,082,168
HollySys Automation Technologies	51,900	852,717
Luna Innovations [2]	428,678	3,768,080
nLIGHT [2,3]	550,914	5,586,268
PAR Technology [2]	296,724	7,735,595
PC Connection [3]	14,000	656,600
PowerFleet [2]	230,500	620,045
Richardson Electronics	280,100	5,974,533
Vishay Precision Group [2,3]	41,800	1,615,570
		30,799,678
IT SERVICES - 0.7%
Computer Task Group [2]	84,800	641,088

Hackett Group (The) [3]	27,700	564,249
International Money Express [2]	83,300	2,030,021
Liberated Syndication [2,5]	56,000	0
		3,235,358
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
†Aehr Test Systems [2]	32,800	659,280
Alpha and Omega Semiconductor [2,3]	17,900	511,403
†Alphawave IP Group [2]	470,384	580,044
Amtech Systems [2,3]	92,184	700,598
Axcelis Technologies [2]	5,400	428,544
AXT [2]	223,500	978,930
Camtek [2,3,4]	121,037	2,657,973
Cohu [2,3,4]	38,990	1,249,629
FormFactor [2]	22,869	508,378
Ichor Holdings [2]	32,000	858,240
inTEST Corporation [2]	10,500	108,150
Kulicke & Soffa Industries [3]	71,100	3,146,886
Nova [2,3,4]	35,000	2,858,800
NVE Corporation [3]	14,400	932,400
Onto Innovation [2,3,4]	49,750	3,387,478
PDF Solutions [2]	155,500	4,434,860
Photronics [2]	280,400	4,719,132
Ultra Clean Holdings [2,3]	65,000	2,154,750
		30,875,475
SOFTWARE - 4.5%
Agilysys [2,3,4]	84,500	6,687,330
†Alkami Technology [2]	62,185	907,279
American Software Cl. A [3]	111,152	1,631,712
†Cellebrite DI [2]	560,700	2,444,652
Digital Turbine [2]	241,500	3,680,460
†Duck Creek Technologies [2]	27,400	330,170
†Enfusion Cl. A [2]	41,700	403,239
†Enghouse Systems	22,900	608,355
†Everbridge [2]	14,000	414,120
†MeridianLink [2]	29,000	398,170
Model N [2]	25,000	1,014,000
Optiva [2]	28,000	341,211
†PROS Holdings [2]	45,500	1,103,830
†RADCOM [2]	27,000	295,380
Upland Software [2]	94,100	670,933
†Viant Technology Cl. A [2]	19,300	77,586
		21,008,427
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.0%
AstroNova [2]	115,860	1,485,325
Avid Technology [2,3,4]	151,600	4,031,044
Intevac [2]	539,400	3,489,918
		9,006,287
Total (Cost $79,298,353)		107,565,082

MATERIALS – 7.4%
CHEMICALS - 1.1%
Aspen Aerogels [2]	170,585	2,011,197
LSB Industries [2]	214,540	2,853,382
Rayonier Advanced Materials [2]	50,000	480,000
		5,344,579
CONSTRUCTION MATERIALS - 0.2%
Monarch Cement [1]	8,150	855,750

26 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING - 6.1%
Alamos Gold Cl. A	261,044	$2,639,359
Altius Minerals	171,100	2,806,596
Haynes International [3]	84,400	3,856,236
Imdex	569,466	856,864
MAG Silver [2]	154,050	2,407,802
Major Drilling Group International [2]	1,131,184	8,788,815
†Newcrest Mining	26,859	375,709
Olympic Steel	62,100	2,085,318
Sandstorm Gold	810,000	4,260,600
Universal Stainless & Alloy Products [2,3]	33,620	241,055
		28,318,354
Total (Cost $25,509,281)		34,518,683

REAL ESTATE – 2.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4% Postal Realty Trust Cl. A	114,000	1,656,420
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
Altus Group	106,700	4,258,543
Real Matters [2]	229,500	708,501
RMR Group (The) Cl. A [3]	108,200	3,056,650
Tejon Ranch [2,3]	154,994	2,920,087
		10,943,781
Total (Cost $13,177,033)		12,600,201

UTILITIES – 0.3%
WATER UTILITIES - 0.3%
Global Water Resources	106,000	1,407,680
Total (Cost $678,400)		1,407,680
TOTAL COMMON STOCKS
(Cost $377,100,504)		470,543,316

PREFERRED STOCK – 0.0%
ENERGY – 0.0%
OIL, GAS & CONSUMABLE FUELS - 0.0%
Imperial Petroleum 8.75% Series A	4,784	92,857
(Cost $71,808)		92,857

DIVERSIFIED INVESTMENT COMPANIES – 0.6%
FINANCIALS – 0.6%
CAPITAL MARKETS - 0.6%
ASA Gold and Precious Metals	171,150	2,449,157
(Cost $2,914,814)		2,449,157

REPURCHASE AGREEMENT– 4.4%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $20,595,510 (collateralized by obligations of U.S. Government Agencies, 0.375% due 7/15/25, valued at $21,004,457)
(Cost $20,592,581)		20,592,581

TOTAL INVESTMENTS – 106.0%
(Cost $400,679,707)		493,677,911

LIABILITIES LESS CASH AND OTHER ASSETS – (6.0)%		(27,788,328)

NET ASSETS – 100.0%		$465,889,583

†	New additions in 2022.

[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[2]	Non-income producing.

[3]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of December 31, 2022. Total market value of pledged securities as of December 31, 2022, was $24,861,664.

[4]	As of December 31, 2022, a portion of these securities, in the aggregate amount of $6,798,907, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2022, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $402,167,371. As of December 31, 2022, net unrealized appreciation for all securities was $91,510,540 consisting of aggregate gross unrealized appreciation of $138,368,903 and aggregate gross unrealized depreciation of $46,858,363. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 27

Royce Micro-Cap Trust	December 31, 2022

Statement of Assets and Liabilities

ASSETS:
Investments at value	$473,085,330
Repurchase agreements (at cost and value)	20,592,581
Foreign currency (cost $28,035)	28,064
Receivable for investments sold	6,493,098
Receivable for dividends and interest	365,458
Prepaid expenses and other assets	42,325
Total Assets	500,606,856
LIABILITIES:
Revolving credit agreement	11,000,000
Payable for investments purchased	22,797,880
Payable for investment advisory fee	610,407
Payable for directors' fees	20,734
Payable for interest expense	73,003
Accrued expenses	215,249
Total Liabilities	34,717,273
Net Assets	$465,889,583
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 47,688,371 shares outstanding (150,000,000 shares authorized)	$400,389,018
Total distributable earnings (loss)	65,500,565
Net Assets (net asset value per share - $9.77)	$465,889,583
Investments at identified cost	$380,087,126

28 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2022

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$7,447,542
Foreign withholding tax	(156,734)
Interest	197,137
Rehypothecation income	5,358
Total income	7,493,303
EXPENSES:
Investment advisory fees	7,132,775
Interest expense	613,206
Administrative and office facilities	234,356
Stockholder reports	122,412
Custody and transfer agent fees	91,038
Directors' fees	88,318
Professional fees	77,934
Other expenses	157,372
Total expenses	8,517,411
Net investment income (loss)	(1,024,108)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	13,567,884
Foreign currency transactions	(7,743)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(115,296,980)
Other assets and liabilities denominated in foreign currency	(998)
Net realized and unrealized gain (loss) on investments and foreign currency	(101,737,837)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(102,761,945)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/22	YEAR ENDED 12/31/21

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,024,108)	$1,747,959
Net realized gain (loss) on investments and foreign currency	13,560,141	39,288,095
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(115,297,978)	54,224,225
Net increase (decrease) in net assets from investment operations	(102,761,945)	95,260,279
DISTRIBUTIONS:
Total distributable earnings	(43,327,856)	(37,185,784)
Return of capital	(396,334)	–
Total distributions	(43,724,190)	(37,185,784)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	22,062,341	16,322,950
Total capital stock transactions	22,062,341	16,322,950
Net Increase (Decrease) In Net Assets	(124,423,794)	74,397,445
NET ASSETS:
Beginning of year	590,313,377	515,915,932
End of year	$465,889,583	$590,313,377

30 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2022

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(102,761,945)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(102,463,073)
Proceeds from sales and maturities of long-term investments	128,092,963
Net purchases, sales and maturities of short-term investments	8,130,562
Net (increase) decrease in dividends and interest receivable and other assets	(235,531)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	183,273
Net change in unrealized appreciation (depreciation) on investments	115,296,980
Net realized gain (loss) on investments	(13,567,884)
Net cash provided by operating activities	32,675,345
CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in revolving credit agreement	(11,000,000)
Distributions net of reinvestment (reinvestment $22,062,341)	(21,661,849)
Net cash used for financing activities	(32,661,849)
INCREASE (DECREASE) IN CASH:	13,496
Cash and foreign currency at beginning of year	14,568
Cash and foreign currency at end of year	$28,064

Supplemental disclosure of cash flow information:

For the year ended December 31, 2022, the Fund paid $562,100 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net Asset Value, Beginning of Period	$13.06	$11.79	$9.63	$8.53	$10.48
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	0.04 [1]	(0.03)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(2.26)	2.12	2.86	1.81	(1.18)
Net increase (decrease) in net assets from investment operations	(2.28)	2.16	2.83	1.82	(1.17)
DISTRIBUTIONS:
Net investment income	(0.05)	–	(0.08)	(0.03)	(0.00)
Net realized gain on investments and foreign currency	(0.89)	(0.84)	(0.53)	(0.65)	(0.75)
Return of capital	(0.01)	–	–	–	–
Total distributions	(0.95)	(0.84)	(0.61)	(0.68)	(0.75)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.05)	(0.06)	(0.04)	(0.03)
Total capital stock transactions	(0.06)	(0.05)	(0.06)	(0.04)	(0.03)
Net Asset Value, End of Period	$9.77	$13.06	$11.79	$9.63	$8.53
Market Value, End of Period	$8.68	$11.55	$10.12	$8.54	$7.42
TOTAL RETURN:[2]
Net Asset Value	(16.89)%	19.17%	33.60%	22.44%	(11.62)%
Market Value	(16.51)%	22.78%	29.32%	24.82%	(14.65)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	1.47%	1.04%	1.19%	0.85%	0.92%[4]
Other operating expenses	0.29%	0.16%	0.24%	0.35%	0.43%
Total expenses (net)	1.76%	1.20%	1.43%	1.20%	1.35%
Expenses excluding interest expense	1.63%	1.16%	1.34%	1.01%	1.05%
Expenses prior to balance credits	1.76%	1.20%	1.43%	1.20%	1.35%
Net investment income (loss)	(0.21)%	0.30%[1]	(0.34)%	0.10%	0.10%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$465,890	$590,313	$515,916	$404,807	$345,499
Portfolio Turnover Rate	26%	15%	17%	15%	21%
REVOLVING CREDIT AGREEMENT:
Asset coverage	4335%	2783%	2445%	1940%	1670%
Asset coverage per $1,000	$43,354	$27,832	$24,451	$19,400	$16,705

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.
[4]	Includes the impact of the adjustment of prior period's performance fees of 0.06%.

32 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2022 Annual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2022. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$465,000,115	$ 5,317,521	$225,680	$470,543,316
Preferred Stock	92,857	–	–	92,857
Diversified Investment Companies	2,449,157	–	–	2,449,157
Repurchase Agreement	–	20,592,581	–	20,592,581

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF				CURRENTLY HELD	SECURITIES NO	BALANCE
	12/31/21	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	SECURITIES	LONGER HELD	AS OF 12/31/22
Common Stocks	$313,992	$ –	$166,479	$(14,421)	$92,588	$ –	$225,680
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2022, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

34 | 2022 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 2,488,423 and 1,435,160 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2022, and December 31, 2021, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2022, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated

2022 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Borrowings (continued):

securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of December 31, 2022, the Fund had outstanding borrowings of $11,000,000. During the year ended December 31, 2022, the Fund had an average daily loan balance of $21,517,808 at a weighted average borrowing cost of 2.87%. The maximum loan balance outstanding during the year ended December 31, 2022, was $22,000,000. As of December 31, 2022, the aggregate value of rehypothecated securities was $6,798,907. During the year ended December 31, 2022, the Fund earned $5,358 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2022, the Fund’s investment performance ranged from 13% above to 20% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $4,755,184 and a net upward adjustment of $2,377,591 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2022, the Fund expensed Royce investment advisory fees totaling $7,132,775.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $123,158,346 and $122,028,178, respectively.

Cross trades may be executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2022, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$6,763,965	$ –	$ –

Tax Information:

Distributions during the years ended December 31, 2022 and 2021, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2022	2021	2022	2021	2022	2021
$3,507,505	$4,932,223	$39,820,351	$32,253,561	$396,334	$ –

36 | 2022 Annual Report to Stockholders

Royce Micro-Cap Trust

Tax Information (continued):

The tax basis components of distributable earnings as of December 31, 2022, were as follows:

QUALIFIED LATE YEAR
		NET UNREALIZED	ORDINARY AND	TOTAL
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS
$ –	$ –	$91,510,629	$(26,010,064)	$65,500,565
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions and return of capital:

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$3,805,407	$(3,805,407)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2019-2022) and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2022 Annual Report to Stockholders | 37

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the "Fund") as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

38 | 2022 Annual Report to Stockholders

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2022 Annual Report to Stockholders | 39

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Andrew Palen, Lauren Romeo, CFA®

Chuck Royce, Steven McBoyle

FUND PERFORMANCE

Royce Value Trust (“RVT”) was down -21.2% on a net asset value (“NAV”) basis and -26.0% on a market price basis in 2022 versus respective losses of -20.4% and -16.2% for its unleveraged small-cap benchmarks, the Russell 2000 and S&P SmallCap 600 Indexes, for the same period. Longer-term relative results were better, however, as RVT outperformed the Russell 2000 on both an NAV and market price basis for the three-, five-, 10-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Ten of the Fund’s 11 equity sectors finished the year in the red, with the largest detractions coming from Information Technology, Industrials, and Consumer Discretionary. Energy made a small positive contribution while the smallest detractions came from Utilities and Consumer Staples. Two areas in Information Technology—semiconductors & semiconductor equipment and electronic equipment, instruments & components—were among the top three detractors at the industry level, along with real estate management & development (Real Estate). RVT’s top-contributing industries were the metals & mining group (Materials), oil, gas & consumable fuels (Energy), and electrical equipment (Industrials).

The Fund’s top detractor was MKS Instruments, which makes components, subsystems, and process control solutions that measure, power, and monitor semiconductor manufacturing processes. The company reduced earnings guidance on continued shipment delays due to industry supply chain issues, followed by a drop-off in orders as slowing consumer electronics demand and more cautious IT spending looked likely to cause declines in wafer fabrication equipment spending in 2023 as semiconductor manufacturers rebalance chip inventories. While it may take several quarters to work through these cyclical pressures, we believe longer-term secular tailwinds remain intact. Semiconductor usage continues to proliferate and, at the leading edge, semiconductors are becoming more complex to manufacture. AutoCanada, a multi-location North American automobile business, was a top contributor in 2021 before detracting in 2022 due to a range of industry challenges, including original equipment manufacturing production delays and inventory constraints that appeared to outweigh its effective operations in a challenging time for its industry. FormFactor designs, develops, manufactures, sells, and supports precision, high-performance, advanced semiconductor wafer probe cards. The stock declined after the company guided to a weaker third-quarter outlook due to reduced demand for foundry and logic probe cards from several large customers.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

Richardson Electronics	0.41	MKS Instruments	-0.92
Alamos Gold Cl A	0.33	AutoCanada	-0.67
Valmont Industries	0.32	FormFactor	-0.59
Dorian LPG	0.25	FARO Technologies	-0.55
Calix	0.20	SiTime Corporation	-0.53
[1] Includes dividends		[2] Net of dividends

The portfolio’s top contributor was Richardson Electronics, which distributes electronic components, including electron tubes, microwave generators, and power semiconductors. Its shares rose in October when the company announced its ninth consecutive quarter of sequential revenue growth due to improvements in all four of its business units, including its new Green Energy Solutions segment. Headquartered in Canada, Alamos Gold operates three mines in North America and has development stage projects in Canada, Mexico, Turkey, and the U.S. Its shares also took off in October when it reported 3Q22 results that featured its highest increase in production in two years while also reaffirming a confident outlook. Valmont Industries manufactures fabricated metal products, metal and concrete pole and tower structures, and mechanized irrigation systems. It had healthy earnings throughout most of 2022, driven by continued investments in grid resiliency and infrastructure upgrades, steady demand for renewable power and clean energy solutions, and the 5G network transition.

RVT’s relative disadvantage versus the Russell 2000 came entirely from sector allocation in 2022, as stock selection was additive. At the sector level, relative results were hurt most by our lower exposures to both Energy and Utilities, as well as a combination of stock selection and our lower weighting in Financials. Conversely, five equity sectors contributed to relative performance. Relative results were helped by both stock picking and our larger weighting in Materials and Industrials, while our lower exposure helped in Health Care, as did the Fund’s cash holdings.

CURRENT POSITIONING AND OUTLOOK

We routinely examine past performance patterns to help us make sense of the present as we prepare for the uncertain days ahead. The Russell 2000 fell -31.9% from 11/8/21 through the current bottom on 6/16/22, which places it precisely at the average of Russell 2000 downturns of 15% or more since the index’s inception. Over that 44-year span, only three bear markets went markedly deeper than this one by falling at least another 10%. Each of these downturns was exacerbated by a monumental negative event: the Great Financial Crisis led to small-cap losses of -58.9% from 7/13/07-3/9/09; the bursting Internet Bubble saw the Russell 2000 down -44.1% from 3/9/00-10/9/02; and the Covid pandemic deepened the small-cap index decline of -41.8% from 8/31/18-3/18/20. As difficult as these markets were, each presented investors with an important opportunity to build their small-cap allocation because in each case the subsequent recovery was robust—but it was much more rewarding for those who stayed invested. Regardless of what happens in the near term, then, we see the current period of uncertainty as a highly opportune time to actively invest in select small caps for the long run.

40 | 2022 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	4.17	-21.24	4.81	5.14	9.23	6.49	9.35	8.57	9.78	10.02
[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 12/31/221

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	-26.0%	26.4%	152.1%	148.1%	444.3%	2592.2%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 11/26/86 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

KBR	1.4
Alamos Gold Cl. A	1.4
Quaker Houghton	1.3
Valmont Industries	1.2
SEI Investments	1.1
Element Solutions	1.1
Kennedy-Wilson Holdings	1.1
MKS Instruments	1.1
Forward Air	1.0
Kadant	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	24.4
Information Technology	14.2
Financials	13.9
Materials	10.5
Consumer Discretionary	9.8
Health Care	9.8
Real Estate	4.6
Communication Services	3.0
Energy	2.5
Consumer Staples	2.1
Utilities	0.1
Diversified Investment Companies	0.0
Cash and Cash Equivalents, Net of
Outstanding Line of Credit	5.1

Calendar Year Total Returns (%)
YEAR	RVT
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6
2008	-45.6

Portfolio Diagnostics
Fund Net Assets	$1,605 million
Number of Holdings	477
Turnover Rate	60%
Net Asset Value	$14.61
Market Price	$13.26
Average Market Capitalization [1]	$2,441 million
Weighted Average P/E Ratio [2,3]	14.1x
Weighted Average P/B Ratio [2]	2.1x
Active Share [4]	82%
U.S. Investments (% of Net Assets)	82.8%
Non-U.S. Investments (% of Net Assets)	12.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/22).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2022.

2022 Annual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments

Common Stocks – 93.8%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Cogent Communications Holdings [1]	59,784	$3,412,471
†Frontier Communications Parent [2]	233,020	5,937,349
Liberty Latin America Cl. C [1,2]	73,228	556,533
		9,906,353
ENTERTAINMENT - 0.0%
IMAX Corporation [2]	17,950	263,147
INTERACTIVE MEDIA & SERVICES - 1.4%
†Cars.com [2]	173,431	2,388,145
QuinStreet [1,2]	204,154	2,929,610
Shutterstock	20,111	1,060,252
Yelp [2]	31,707	866,869
Ziff Davis [1],[2]	198,390	15,692,649
		22,937,525
MEDIA - 1.0%
Cable One	10,875	7,741,478
†Loyalty Ventures [2]	36,105	87,013
Magnite [2]	31,550	334,115
Scholastic Corporation	39,716	1,567,193
TechTarget [1,2,3]	83,600	3,683,416
Thryv Holdings [2]	94,004	1,786,076
		15,199,291
Total (Cost $58,942,846)		48,306,316

CONSUMER DISCRETIONARY – 9.8%
AUTO COMPONENTS - 1.6%
Dorman Products [1,2]	81,020	6,552,087
Fox Factory Holding Corporation [2]	4,200	383,166
Gentex Corporation [1]	200,120	5,457,272
LCI Industries [1]	109,006	10,077,605
Patrick Industries [1]	47,355	2,869,713
Standard Motor Products [1]	2,400	83,520
		25,423,363
AUTOMOBILES - 0.0%
Winnebago Industries	11,524	607,315
DISTRIBUTORS - 0.5%
LKQ Corporation [1]	72,200	3,856,202
†Pool Corporation	15,295	4,624,137
		8,480,339
DIVERSIFIED CONSUMER SERVICES - 0.4%
†frontdoor [2]	20,273	421,679
Perdoceo Education [2]	38,076	529,256
†Stride [2]	13,710	428,849
Universal Technical Institute [2]	639,032	4,294,295
		5,674,079
HOTELS, RESTAURANTS & LEISURE - 0.5%
Bloomin' Brands [1]	51,607	1,038,333
Century Casinos [2]	105,711	743,148
†Chuy's Holdings [2]	9,852	278,812
Denny's Corporation [2]	124,910	1,150,421
†Golden Entertainment [2]	28,074	1,049,968
Lindblad Expeditions Holdings [2]	373,700	2,877,490
Monarch Casino & Resort [2]	11,171	858,938
		7,997,110
HOUSEHOLD DURABLES - 0.5%
Cavco Industries [1,2,3]	16,834	3,808,692
Ethan Allen Interiors [1]	62,214	1,643,694
Helen of Troy [2]	4,148	460,055
Installed Building Products	17,206	1,472,833

Skyline Champion [2]	17,880	920,999
Tupperware Brands [2]	37,236	154,157
		8,460,430
INTERNET & DIRECT MARKETING RETAIL - 0.1%
Liquidity Services [2]	32,119	451,593
1-800-FLOWERS.COM Cl. A [2]	76,000	726,560
PetMed Express	23,158	409,897
†Xometry Cl. A [2]	8,000	257,840
		1,845,890
LEISURE PRODUCTS - 0.6%
Brunswick Corporation [1]	106,040	7,643,363
Topgolf Callaway Brands [2]	30,000	592,500
Vista Outdoor [2]	22,928	558,755
YETI Holdings [2]	7,898	326,267
		9,120,885
MULTILINE RETAIL - 0.1%
Franchise Group Cl. A	77,639	1,849,361
SPECIALTY RETAIL - 4.2%
†Academy Sports and Outdoors	90,520	4,755,921
America's Car-Mart [1,2]	97,500	7,045,350
Asbury Automotive Group [2]	30,474	5,462,465
AutoCanada [2]	635,100	10,933,664
Camping World Holdings Cl. A [1]	279,113	6,229,802
CarMax [2]	7,900	481,031
Chico's FAS [2]	746	3,670
Children's Place (The) [2]	11,811	430,157
†Five Below [2]	29,980	5,302,563
†Floor & Decor Holdings Cl. A [2]	71,910	5,007,093
Genesco [1,2,3]	5,898	271,426
Group 1 Automotive	13,322	2,402,889
Haverty Furniture	20,748	620,365
†JOANN	24,818	70,731
MarineMax [2]	40,691	1,270,373
†Murphy USA	31,586	8,829,550
OneWater Marine Cl. A [2]	6,389	182,725
Shoe Carnival [1]	11,261	269,251
Signet Jewelers	84,789	5,765,652
Sleep Number [2]	20,237	525,757
Zumiez [2]	47,855	1,040,368
		66,900,803
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Carter’s	3,750	279,788
Fossil Group [2]	40,102	172,840
G-III Apparel Group [2]	45,320	621,337
Kontoor Brands	49,406	1,975,746
Levi Strauss & Co. Cl. A	8,229	127,714
Movado Group	45,247	1,459,216
†Oxford Industries	9,572	891,919
Ralph Lauren Cl. A	126,632	13,381,203
Steven Madden	39,968	1,277,377
Vera Bradley [2]	39,286	177,966
Wolverine World Wide [1]	35,165	384,353
		20,749,459
Total (Cost $149,686,803)		157,109,034

CONSUMER STAPLES – 2.1%
BEVERAGES - 0.3%
†Celsius Holdings [2]	4,500	468,180

42 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
BEVERAGES (continued)
Coca-Cola Consolidated	7,172	$3,674,646
†National Beverage [2]	17,803	828,374
		4,971,200
FOOD PRODUCTS - 1.2%
CubicFarm Systems [2]	950,000	56,130
Freshpet [2]	33,000	1,741,410
J G Boswell Company [4]	3,940	3,388,400
John B. Sanfilippo & Son	4,500	365,940
Nomad Foods [1,2]	143,600	2,475,664
Seneca Foods Cl. A [2]	183,460	11,181,887
		19,209,431
HOUSEHOLD PRODUCTS - 0.0%
Spectrum Brands Holdings	1,333	81,206
PERSONAL PRODUCTS - 0.5%
Inter Parfums [1]	80,985	7,816,672
USANA Health Sciences [2]	19,382	1,031,123
		8,847,795
TOBACCO - 0.1%
Vector Group	75,406	894,315
Total (Cost $22,793,207)		34,003,947

ENERGY – 2.5%
ENERGY EQUIPMENT & SERVICES - 0.6%
Bristow Group [1,2]	168,564	4,573,141
Core Laboratories	10,290	208,578
Helix Energy Solutions Group [2]	235,445	1,737,584
Pason Systems	306,169	3,604,383
		10,123,686
OIL, GAS & CONSUMABLE FUELS - 1.9%
Antero Resources [1,2]	76,400	2,367,636
CONSOL Energy	8,092	525,980
Dorchester Minerals L.P. [1]	279,148	8,354,900
Dorian LPG	394,936	7,484,037
Laredo Petroleum [2]	2,320	119,294
†Magnolia Oil & Gas Cl. A [1]	107,300	2,516,185
†Northern Oil and Gas	77,700	2,394,714
REX American Resources [2]	35,452	1,129,501
SM Energy	26,279	915,298
†Southwestern Energy [2]	439,524	2,571,215
World Fuel Services [1]	50,913	1,391,452
		29,770,212
Total (Cost $30,342,672)		39,893,898

FINANCIALS – 13.6%
BANKS - 3.8%
Ameris Bancorp [1]	19,268	908,294
Bank of N.T. Butterfield & Son [1]	238,212	7,101,100
BankUnited [1]	138,828	4,715,987
†Brookline Bancorp	44,248	626,109
Central Pacific Financial	47,772	968,816
Customers Bancorp [2]	40,961	1,160,835
Dime Community Bancshares	35,315	1,124,076
Eagle Bancorp	5,006	220,614
Farmers & Merchants Bank of Long Beach [4]	416	3,102,116
First BanCorp	26,105	332,056
First Bancshares (The)	12,634	404,414
First Citizens BancShares Cl. A	7,524	5,705,901
First Hawaiian [1]	198,656	5,173,002
Hanmi Financial	148,394	3,672,752
HBT Financial	40,400	790,628
Heritage Financial	13,449	412,077
Hilltop Holdings	38,335	1,150,433
Home BancShares	18,480	421,159
HomeStreet	38,348	1,057,638
Independent Bank Group	78,570	4,720,486
Origin Bancorp	9,699	355,953
Pacific Premier Bancorp	39,484	1,246,115
Preferred Bank	6,988	521,445
TowneBank	11,058	341,029
Triumph Financial [2]	65,761	3,213,740
Virginia National Bankshares	108,540	3,979,076
Webster Financial [1]	134,200	6,353,028
Wintrust Financial	11,000	929,720
		60,708,599
CAPITAL MARKETS - 5.4%
Ares Management Cl. A [1]	151,700	10,382,348
Artisan Partners Asset Management Cl. A [1]	174,930	5,195,421
B. Riley Financial	49,005	1,675,971
Barings BDC	191,594	1,561,491
†Blue Owl Capital Cl. A	55,900	592,540
Bolsa Mexicana de Valores	1,723,106	3,336,299
BrightSphere Investment Group	21,094	434,114
Donnelley Financial Solutions [1,2]	34,548	1,335,280
GCM Grosvenor Cl. A	920,665	7,006,261
Houlihan Lokey Cl. A [1]	35,990	3,136,888
Lazard Cl. A [1,3]	56,375	1,954,521
MarketWise Cl. A [2]	500,000	840,000
Moelis & Company Cl. A	21,000	805,770
Morningstar [1]	4,142	897,116
Newtek Business Services	272,021	4,420,341
Onex Corporation	20,000	964,402
P10 Cl. A	20,000	213,400
Piper Sandler	6,172	803,533
SEI Investments [1]	308,900	18,008,870
Silvercrest Asset Management Group Cl. A	4,433	83,207
Sprott	256,480	8,531,654
Tel Aviv Stock Exchange	421,179	2,516,218
TMX Group	38,200	3,823,386
Tradeweb Markets Cl. A	127,620	8,286,367
		86,805,398
CONSUMER FINANCE - 0.3%
Encore Capital Group [1,2,3]	52,187	2,501,845
Enova International [2]	49,229	1,888,917
PROG Holdings [2]	33,701	569,210
		4,959,972
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Banco Latinoamericano de Comercio Exterior Cl. E	73,446	1,189,825
Compass Diversified Holdings	25,319	461,565
ECN Capital	888,800	1,824,863
Equitable Holdings	30,000	861,000
Waterloo Investment Holdings [2,5]	2,972,000	832,160
		5,169,413
INSURANCE - 3.2%
American Equity Investment Life Holding Company [1]	38,948	1,776,808

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
AMERISAFE	3,177	$165,109
Assured Guaranty	45,900	2,857,734
Axis Capital Holdings	8,613	466,566
E-L Financial	21,650	14,102,880
Erie Indemnity Cl. A	22,600	5,621,072
First American Financial	23,208	1,214,707
Hagerty Cl. A [2]	410,700	3,453,987
International General Insurance Holdings	109,008	872,064
James River Group Holdings	7,879	164,750
ProAssurance Corporation [1]	216,559	3,783,286
RenaissanceRe Holdings	22,823	4,204,681
RLI Corp. [1]	37,190	4,881,931
Safety Insurance Group	35,945	3,028,726
Stewart Information Services [1]	42,871	1,831,878
Trean Insurance Group [2]	173,685	1,042,110
White Mountains Insurance Group	920	1,301,183
		50,769,472
THRIFTS & MORTGAGE FINANCE - 0.6%
Axos Financial [2]	14,848	567,491
Mr. Cooper Group [2]	20,909	839,078
New York Community Bancorp	242,632	2,086,635
NMI Holdings Cl. A [2]	75,756	1,583,300
Territorial Bancorp	17	408
Timberland Bancorp	127,257	4,343,282
WSFS Financial	10,052	455,758
		9,875,952
Total (Cost $199,662,587)		218,288,806

HEALTH CARE – 9.8%
BIOTECHNOLOGY - 0.9%
†Avid Bioservices [2]	178,000	2,451,060
Catalyst Pharmaceuticals [2]	12,900	239,940
Coherus BioSciences [2]	106,700	845,064
Dynavax Technologies [2]	111,467	1,186,009
Eagle Pharmaceuticals [1,2]	32,980	964,005
†Ironwood Pharmaceuticals Cl. A [2]	203,774	2,524,760
PureTech Health [2]	120,100	386,944
†REGENXBIO [2]	78,718	1,785,324
United Therapeutics [2]	10,000	2,780,900
Vanda Pharmaceuticals [2]	5,100	37,689
†Vir Biotechnology [2]	50,934	1,289,140
		14,490,835
HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
Atrion Corporation	1,882	1,052,885
Bioventus Cl. A [2]	50,000	130,500
Cutera [2]	21,550	952,941
†Embecta	35,438	896,227
Enovis Corporation [2]	277,860	14,871,067
Haemonetics Corporation [2]	100,377	7,894,651
Integer Holdings Corporation [1,2]	75,700	5,182,422
Lantheus Holdings [2]	74,800	3,811,808
Meridian Bioscience [2]	167,225	5,553,543
Mesa Laboratories [1]	41,415	6,883,587
Neogen Corporation [2]	104,100	1,585,443
QuidelOrtho [2]	105,700	9,055,319
STAAR Surgical [2]	6,250	303,375
Surmodics [1,2]	161,000	5,493,320
†TransMedics Group [2]	61,000	3,764,920
UFP Technologies [2]	1,890	222,812
†Varex Imaging [2]	12,504	253,831
†Zynex	73,698	1,025,139
		68,933,790
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Addus HomeCare [2]	12,172	1,210,992
AMN Healthcare Services [2]	6,139	631,212
Community Health Systems [2]	197,636	853,788
CorVel Corporation [2]	3,456	502,260
Fulgent Genetics [2]	23,209	691,164
Select Medical Holdings	95,900	2,381,197
U.S. Physical Therapy	45,127	3,656,641
		9,927,254
HEALTH CARE TECHNOLOGY - 0.6%
†Certara [2]	239,925	3,855,595
Doximity Cl. A [2]	80,560	2,703,594
Simulations Plus [1]	61,898	2,263,610
†Veradigm [2]	30,810	543,488
		9,366,287
LIFE SCIENCES TOOLS & SERVICES - 2.3%
Azenta [1,2,3]	219,100	12,756,002
Bio-Techne [1]	58,132	4,817,980
Harvard Bioscience [2]	102,050	282,679
†NeoGenomics [2]	41,750	385,770
†Repligen Corporation [2]	57,779	9,782,562
†Stevanato Group	464,456	8,346,274
		36,371,267
PHARMACEUTICALS - 1.1%
Cara Therapeutics [2]	202,300	2,172,702
Collegium Pharmaceutical [2]	14,477	335,867
Corcept Therapeutics [1,2,3]	256,066	5,200,701
Harmony Biosciences Holdings [2]	92,224	5,081,542
Innoviva [2]	91,637	1,214,190
Prestige Consumer Healthcare [2]	56,300	3,524,380
		17,529,382
Total (Cost $142,769,339)		156,618,815

INDUSTRIALS – 24.4%
AEROSPACE & DEFENSE - 1.4%
Aerojet Rocketdyne Holdings [2]	16,472	921,279
AeroVironment [2]	2,650	226,999
Ducommun [1,2]	32,334	1,615,407
HEICO Corporation [1]	31,030	4,767,449
HEICO Corporation Cl. A [1]	36,533	4,378,480
†Leonardo DRS [2]	24,480	312,854
Magellan Aerospace	893,092	6,595,953
National Presto Industries	7,725	528,853
Park Aerospace	56,221	753,924
Woodward [1]	28,500	2,753,385
		22,854,583
AIR FREIGHT & LOGISTICS - 1.1%
Atlas Air Worldwide Holdings [2]	11,647	1,174,018
Forward Air [1]	152,900	16,037,681
		17,211,699
AIRLINES - 0.1%
Sun Country Airlines Holdings [2]	88,126	1,397,678
BUILDING PRODUCTS - 2.2%
AAON	5,900	444,388

44 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
BUILDING PRODUCTS (continued)
†Advanced Drainage Systems	129,388	$10,605,934
Apogee Enterprises	12,750	566,865
Builders FirstSource [1,2,3]	48,155	3,124,296
Carlisle Companies	2,800	659,820
CSW Industrials	40,900	4,741,537
Gibraltar Industries [2]	4,000	183,520
Insteel Industries [1]	23,849	656,324
PGT Innovations [2]	22,199	398,694
Quanex Building Products	21,847	517,337
†Resideo Technologies [2]	19,226	316,268
Simpson Manufacturing [1]	45,300	4,016,298
UFP Industries	82,344	6,525,762
Zurn Elkay Water Solutions	120,730	2,553,440
		35,310,483
COMMERCIAL SERVICES & SUPPLIES - 2.4%
†ACV Auctions Cl. A [2]	80,800	663,368
Brady Corporation Cl. A [1]	40,396	1,902,652
CompX International Cl. A [1]	183,197	3,385,480
†Driven Brands Holdings [2]	311,007	8,493,601
†GFL Environmental [1]	333,510	9,748,497
Healthcare Services Group	21,801	261,612
Heritage-Crystal Clean [1,2]	113,416	3,683,752
†IAA [2]	156,930	6,277,200
Kimball International Cl. B	74,600	484,900
Ritchie Bros. Auctioneers [1]	52,300	3,024,509
VSE Corporation	21,500	1,007,920
		38,933,491
CONSTRUCTION & ENGINEERING - 4.1%
APi Group [1,2]	575,300	10,821,393
Arcosa [1]	174,527	9,483,797
Comfort Systems USA [1]	16,444	1,892,376
EMCOR Group	28,600	4,235,946
IES Holdings [1,2]	333,099	11,848,332
MasTec [2]	28,980	2,472,863
MYR Group [2]	9,489	873,652
Northwest Pipe [2]	8,049	271,251
Valmont Industries [1]	58,261	19,265,165
†WillScot Mobile Mini Holdings Corp. [2]	88,180	3,983,091
		65,147,866
ELECTRICAL EQUIPMENT - 1.2%
†Atkore [2]	3,900	442,338
AZZ [1]	20,000	804,000
Encore Wire	27,149	3,734,616
GrafTech International	1,701	8,097
LSI Industries	551,857	6,754,730
Powell Industries	58,881	2,071,433
Preformed Line Products	73,300	6,105,157
		19,920,371
MACHINERY - 6.4%
Albany International Cl. A	6,676	658,187
Allison Transmission Holdings	3,829	159,286
ATS [2]	15,150	470,948
†Chart Industries [2]	28,990	3,340,518
CIRCOR International [2]	319,801	7,662,432
Crane Holdings	928	93,218
†Douglas Dynamics	12,047	435,619
†ESAB Corporation [1]	181,290	8,506,127
ESCO Technologies [1]	62,900	5,506,266

Helios Technologies [1]	44,900	2,444,356
Hillenbrand [1]	27,514	1,174,022
Hillman Solutions [2]	50,000	360,500
Hurco Companies	5,700	148,941
John Bean Technologies [1]	138,241	12,625,550
Kadant [1]	88,958	15,801,610
Lincoln Electric Holdings [1]	48,100	6,949,969
Lindsay Corporation [1]	78,400	12,767,440
Miller Industries	30,660	817,396
Mueller Industries [1]	29,907	1,764,513
RBC Bearings [2]	29,665	6,210,368
†SPX Technologies [2]	7,252	476,094
Standex International	13,272	1,359,185
Tennant Company [1]	80,500	4,956,385
Watts Water Technologies Cl. A [1]	55,000	8,042,650
		102,731,580
MARINE - 0.6%
Kirby Corporation [2]	133,635	8,599,412
Matson	11,547	721,803
		9,321,215
PROFESSIONAL SERVICES - 2.9%
CBIZ [2]	5,100	238,935
†Dun & Bradstreet Holdings	35,520	435,475
Exponent [1]	41,400	4,102,326
Forrester Research [1,2,3]	274,554	9,818,051
Jacobs Solutions [1]	33,500	4,022,345
KBR [1]	425,800	22,482,240
Kelly Services Cl. A	21,346	360,748
Korn Ferry [1]	93,479	4,731,907
		46,192,027
ROAD & RAIL - 1.0%
ArcBest Corporation	13,397	938,326
Hertz Global Holdings [2]	5,000	76,950
Landstar System [1]	90,232	14,698,793
		15,714,069
TRADING COMPANIES & DISTRIBUTORS - 1.0%
Air Lease Cl. A [1]	134,232	5,157,193
Applied Industrial Technologies	2,300	289,869
Boise Cascade [1]	7,127	489,411
Distribution Solutions Group [2]	17,853	658,062
†FTAI Aviation	93,244	1,596,337
GMS [2]	25,885	1,289,073
†Hudson Technologies [2]	51,617	522,364
MSC Industrial Direct Cl. A	2,492	203,596
SiteOne Landscape Supply [1,2]	25,000	2,933,000
Transcat [2]	33,350	2,363,515
†Veritiv	11,200	1,363,152
		16,865,572
Total (Cost $270,495,291)		391,600,634

INFORMATION TECHNOLOGY – 14.2%
COMMUNICATIONS EQUIPMENT - 1.4%
Calix [1,2,3]	122,750	8,399,782
Clearfield [2]	4,000	376,560
Digi International [2]	38,250	1,398,038
Extreme Networks [2]	85,012	1,556,570
Harmonic [2]	634,500	8,311,950

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
NetScout Systems [2]	96,524	$3,137,995
		23,180,895
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
Badger Meter	10,173	1,109,162
Belden	111	7,981
Cognex Corporation [1]	166,600	7,848,526
Coherent [2]	92,618	3,250,892
CTS Corporation	7,568	298,331
Fabrinet [1,2]	84,783	10,870,876
FARO Technologies [1,2]	259,767	7,639,747
IPG Photonics [2]	51,100	4,837,637
Kimball Electronics [2]	33,215	750,327
Littelfuse [1]	23,600	5,196,720
Luna Innovations [2]	91,500	804,285
†Mirion Technologies Cl. A [2]	125,000	826,250
National Instruments	157,250	5,802,525
PAR Technology [1,2,3]	315,239	8,218,281
Richardson Electronics	438,663	9,356,682
Rogers Corporation [2]	23,000	2,744,820
Sanmina Corporation [2]	39,379	2,256,023
Teledyne Technologies [2]	2,500	999,775
TTM Technologies [1,2]	248,200	3,742,856
Vishay Precision Group [2]	19,850	767,202
Vontier Corporation	108,760	2,102,331
		79,431,229
IT SERVICES - 0.8%
Computer Task Group [2]	77,010	582,195
CSG Systems International [1]	15,546	889,231
EVERTEC	38,344	1,241,579
ExlService Holdings [2]	2,840	481,181
Hackett Group (The) [1]	298,624	6,082,971
†Kyndryl Holdings [2]	42,819	476,147
Repay Holdings Cl. A [2]	130,856	1,053,391
Unisys Corporation [1,2]	256,698	1,311,727
		12,118,422
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
†Alpha and Omega Semiconductor [2]	12,484	356,668
Ambarella [2]	5,100	419,373
Axcelis Technologies [2]	22,582	1,792,108
AXT [2]	106,100	464,718
Camtek [2]	26,300	577,548
Cirrus Logic [1,2,3]	66,100	4,923,128
Cohu [2]	22,110	708,626
Diodes [1,2,3]	77,350	5,889,429
FormFactor [2]	369,932	8,223,588
Impinj [1,2,3]	42,945	4,688,735
†indie Semiconductor Cl. A [2]	8,000	46,640
Kulicke & Soffa Industries [1]	83,178	3,681,458
Lattice Semiconductor [2]	59,930	3,888,258
MaxLinear [2]	209,931	7,127,157
MKS Instruments	200,899	17,022,172
NVE Corporation	3,500	226,625
Onto Innovation [1,2]	90,030	6,130,143
Photronics [2]	253,315	4,263,291
Power Integrations	9,965	714,690
Rambus [2]	145,590	5,215,034
SiTime Corporation [2]	34,898	3,546,335
SMART Global Holdings [2]	68,769	1,023,283

Ultra Clean Holdings [2]	23,600	782,340
		81,711,347
SOFTWARE - 1.4%
Adeia [1]	60,163	570,345
Agilysys [2]	16,600	1,313,724
†Alkami Technology [2]	134,240	1,958,562
Consensus Cloud Solutions [1,2,3]	45,700	2,456,832
†Cvent Holding Corp. [2]	100,000	540,000
Descartes Systems Group (The) [2]	6,000	417,900
E2open Parent Holdings Cl. A [2]	100,000	587,000
InterDigital	29,058	1,437,790
†JFrog [2]	100,000	2,133,000
Matterport Cl. A [2]	150,000	420,000
nCino [2]	61,772	1,633,252
†Paycor HCM [2]	67,320	1,647,320
†Procore Technologies [2]	66,907	3,156,672
Progress Software	23,143	1,167,564
†Sapiens International	74,981	1,385,649
†Sprout Social Cl. A [2]	8,000	451,680
Teradata Corporation [2]	24,482	824,064
Upland Software [2]	100,000	713,000
†Xperi [2]	1,763	15,180
		22,829,534
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%
Avid Technology [1,2,3]	300,820	7,998,804
Total (Cost $201,469,365)		227,270,231

MATERIALS – 9.7%
CHEMICALS - 5.2%
AdvanSix [1]	34,840	1,324,617
American Vanguard [1]	185,961	4,037,213
Aspen Aerogels [2]	46,400	547,056
Chase Corporation [1]	49,829	4,298,250
Element Solutions [1]	974,615	17,728,247
FutureFuel Corporation	161,957	1,316,710
Hawkins [1]	89,940	3,471,684
Innospec [1]	130,804	13,454,500
Minerals Technologies [1]	205,481	12,476,806
NewMarket Corporation	8,000	2,488,880
Quaker Houghton	126,189	21,060,944
Tredegar Corporation	34,292	350,464
Trinseo	9,621	218,493
		82,773,864
CONTAINERS & PACKAGING - 0.0%
Graphic Packaging Holding Company	11,487	255,586
Silgan Holdings	5,385	279,158
		534,744
METALS & MINING - 3.8%
Alamos Gold Cl. A	2,195,500	22,198,224
Gold Fields ADR	536,500	5,552,775
Haynes International [1]	113,900	5,204,091
Hecla Mining	321,300	1,786,428
IAMGOLD Corporation [2]	500,000	1,290,000
Major Drilling Group International [2]	1,662,991	12,920,728
Materion Corporation	25,000	2,187,750
†Newcrest Mining	33,909	474,325
Reliance Steel & Aluminum [1]	18,300	3,704,652
SunCoke Energy	6,880	59,374

46 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
TimkenSteel Corporation [2]	73,937	$1,343,435
Warrior Met Coal	34,529	1,196,085
Worthington Industries [1]	64,300	3,196,353
		61,114,220
PAPER & FOREST PRODUCTS - 0.7%
Glatfelter Corporation	210,400	584,912
Louisiana-Pacific	74,010	4,381,392
Mercer International	42,142	490,533
Stella-Jones	132,350	4,742,704
†Sylvamo Corporation [1]	39,696	1,928,829
		12,128,370
Total (Cost $113,541,063)		156,551,198

REAL ESTATE – 4.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
New York REIT [2,5]	15,000	166,950
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.6%
Anywhere Real Estate [2]	155,514	993,735
Colliers International Group	154,310	14,202,692
Cushman & Wakefield [2]	25,000	311,500
†DigitalBridge Group Cl. A	531,307	5,812,499
Douglas Elliman	262,646	1,068,969
FirstService Corporation	104,955	12,862,235
FRP Holdings [1,2]	76,558	4,123,414
Kennedy-Wilson Holdings [1]	1,088,958	17,129,309
Marcus & Millichap [1]	249,247	8,586,559
St. Joe Company (The) [1]	78,800	3,045,620
Tejon Ranch [1,2]	313,818	5,912,331
		74,048,863
Total (Cost $66,896,561)		74,215,813

UTILITIES – 0.1%
WATER UTILITIES - 0.1%
American States Water	15,187	1,405,557
Total (Cost $1,253,422)		1,405,557

TOTAL COMMON STOCKS
(Cost $1,257,853,156)		1,505,264,249

DIVERSIFIED INVESTMENT COMPANIES – 1.1%
DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	42,054	425,587
Total (Cost $370,947)		425,587

FINANCIALS – 0.3%
INVESTMENT COMPANIES - 0.3%
†iShares S&P Small-Cap 600 Growth ETF	17,700	1,912,839
†SPDR S&P 600 Small Cap Value ETF	38,900	2,887,158
Total (Cost $4,992,140)		4,799,997

MATERIALS – 0.8%
METALS & MINING - 0.8%
VanEck Junior Gold Miners ETF	350,400	12,491,760
Total (Cost $12,152,440)		12,491,760

TOTAL DIVERSIFIED INVESTMENT COMPANIES
(Cost $17,515,527)		17,717,344

WARRANTS – 0.0%

HEALTH CARE – 0.0%
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Cano Health (Warrants) [2]	49,999	11,000
(Cost $237,495)		11,000

REPURCHASE AGREEMENT- 7.2%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $115,965,918 (collateralized by obligations of U.S. Government Agencies, due 12/28/23, valued at $118,268,488)
(Cost $115,949,428)		115,949,428

TOTAL INVESTMENTS – 102.1%
(Cost $1,391,555,606)		1,638,942,021

LIABILITIES LESS CASH AND OTHER ASSETS – (2.1)%		(33,762,649)

NET ASSETS – 100.0%		$1,605,179,372

ADR – American Depository Receipt

†	New additions in 2022.
[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of December 31, 2022. Total market value of pledged securities as of December 31, 2022, was $72,265,931.
[2]	Non-income producing.
[3]	As of December 31, 2022, a portion of these securities, in the aggregate amount of $29,807,238, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2022, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,391,880,434. As of December 31, 2022, net unrealized appreciation for all securities was $247,061,587 consisting of aggregate gross unrealized appreciation of $378,235,103 and aggregate gross unrealized depreciation of $131,173,516. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 47

Royce Value Trust	December 31, 2022

Statement of Assets and Liabilities

ASSETS:
Investments at value	$1,522,992,593
Repurchase agreements (at cost and value)	115,949,428
Foreign currency (cost $42,654)	42,660
Receivable for investments sold	6,230,779
Receivable for dividends and interest	1,295,450
Prepaid expenses and other assets	515,162
Total Assets	1,647,026,072
LIABILITIES:
Revolving credit agreement	35,000,000
Payable for investments purchased	5,010,623
Payable for investment advisory fee	1,048,130
Payable for directors’ fees	41,300
Payable for interest expense	159,075
Accrued expenses	587,572
Total Liabilities	41,846,700
Net Assets	$1,605,179,372
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 109,915,342 shares outstanding (150,000,000 shares authorized)	$1,360,309,558
Total distributable earnings (loss)	244,869,814
Net Assets (net asset value per share - $14.60)	$1,605,179,372
Investments at identified cost	$1,275,606,178

48 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2022

Statement of Operations

INVESTMENT INCOME:

INCOME:

Dividends
Non-Affiliated Companies	$23,197,177
Affiliated Companies	154,385
Foreign withholding tax	(319,349)
Interest	546,876
Rehypothecation income	143,852
Total income	23,722,941
EXPENSES:
Investment advisory fees	12,945,131
Interest expense	1,829,096
Administrative and office facilities	813,775
Stockholder reports	400,113
Custody and transfer agent fees	230,400
Directors’ fees	179,612
Professional fees	162,311
Other expenses	323,032
Total expenses	16,883,470
Net investment income (loss)	6,839,471
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	75,165,196
Investments in Affiliated Companies	4,508,394
Foreign currency transactions	155,099
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(548,905,191)
Investments in Affiliated Companies	1,636,635
Other assets and liabilities denominated in foreign currency	(3,686)
Net realized and unrealized gain (loss) on investments and foreign currency	(467,443,553)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(460,604,082)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 49

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/22	YEAR ENDED 12/31/21
INVESTMENT OPERATIONS:
Net investment income (loss)	$6,839,471	$4,526,785
Net realized gain (loss) on investments and foreign currency	79,828,689	179,428,445
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(547,272,242)	177,796,184
Net increase (decrease) in net assets from investment operations	(460,604,082)	361,751,414
DISTRIBUTIONS:
Total distributable earnings	(121,045,358)	(172,565,714)
Return of capital	(20,627,640)	–
Total distributions	(141,672,998)	(172,565,714)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	57,586,181	72,078,375
Total capital stock transactions	57,586,181	72,078,375
Net Increase (Decrease) In Net Assets	(544,690,899)	261,264,075
NET ASSETS:
Beginning of year	2,149,870,271	1,888,606,196
End of year	$1,605,179,372	$2,149,870,271

50 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2022

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(460,604,082)
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(1,033,684,242)
Proceeds from sales and maturities of long-term investments	1,155,917,841
Net purchases, sales and maturities of short-term investments	(9,371,860)
Net (increase) decrease in dividends and interest receivable and other assets	(269,681)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(530,342)
Net change in unrealized appreciation (depreciation) on investments	547,268,556
Net realized gain (loss) on investments	(79,673,590)
Net cash provided by operating activities	119,052,600
CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in revolving credit agreement	(35,000,000)
Distributions net of reinvestment (reinvestment $57,586,181)	(84,086,817)
Net cash used for financing activities	(119,086,817)
INCREASE (DECREASE) IN CASH:	(34,217)
Cash and foreign currency at beginning of year	76,877
Cash and foreign currency at end of year	$42,660

Supplemental disclosure of cash flow information:

For the year ended December 31, 2022, the Fund paid $1,739,692 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2022 Annual Report to Stockholders | 51

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net Asset Value, Beginning of Period	$20.29	$18.52	$16.58	$13.73	$17.50
INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.04 [1]	0.03	0.11	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(4.40)	3.46	3.02	3.90	(2.46)
Net increase (decrease) in net assets from investment operations	(4.34)	3.50	3.05	4.01	(2.28)
DISTRIBUTIONS:
Net investment income	(0.12)	(0.02)	(0.09)	(0.11)	(0.19)
Net realized gain on investments and foreign currency	(1.01)	(1.65)	(0.95)	(0.99)	(1.07)
Return of capital	(0.19)	–	–	–	–
Total distributions	(1.32)	(1.67)	(1.04)	(1.10)	(1.26)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.06)	(0.07)	(0.06)	(0.06)
Effect of rights offering					(0.17)
Total capital stock transactions	(0.03)	(0.06)	(0.07)	(0.06)	(0.23)
Net Asset Value, End of Period	$14.60	$20.29	$18.52	$16.58	$13.73
Market Value, End of Period	$13.26	$19.59	$16.14	$14.77	$11.80
TOTAL RETURN:[2]
Net Asset Value	(21.29)%	19.97%	21.85%	30.46%	(14.45)%
Market Value	(25.96)%	32.91%	19.20%	35.23%	(20.43)%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	0.74%	1.02%	1.15%	0.49%	0.42%
Other operating expenses	0.23%	0.13%	0.19%	0.27%	0.21%
Total expenses (net)	0.97%	1.15%	1.34%	0.76%	0.63%
Expenses excluding interest expense	0.86%	1.11%	1.26%	0.61%	0.52%
Expenses prior to balance credits	0.97%	1.15%	1.34%	0.76%	0.63%
Net investment income (loss)	0.39%	0.21%[1]	0.16%	0.69%	1.06%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,605,179	$2,149,870	$1,888,606	$1,628,039	$1,304,107
Portfolio Turnover Rate	60%	44%	36%	30%	28%
REVOLVING CREDIT AGREEMENT:
Asset coverage	4686%	3171%	2798%	2426%	2998%
Asset coverage per $1,000	$46,862	$31,712	$27,980	$24,258	$29,980

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

52 | 2022 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2022 Annual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2022. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,497,774,623	$ 6,490,516	$999,110	$1,505,264,249
Diversified Investment Companies	17,717,344	–	–	17,717,344
Warrants	11,000	–	–	11,000
Repurchase Agreement	–	115,949,428	–	115,949,428

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF				CURRENLTY HELD	SECURITIES NO	BALANCE AS OF
	12/31/21	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	SECURITIES	LONGER HELD	12/31/22
Common Stocks	$171,750	$ –	$4,800	$ 0	$832,160	$ 0	$999,110

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2022, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

54 | 2022 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 3,966,554 and 3,976,091 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2022, and December 31, 2021, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2022, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

2022 Annual Report to Stockholders | 55

Royce Value Trust

Notes to Financial Statements (continued)

Borrowings (continued):

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The Fund and BNPPI have agreed that the current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of December 31, 2022, the Fund had outstanding borrowings of $35,000,000. During the year ended December 31, 2022, the Fund had an average daily loan balance of $66,068,493 at a weighted average borrowing cost of 2.87%. The maximum loan balance outstanding during the year ended December 31, 2022, was $70,000,000. As of December 31, 2022, the aggregate value of rehypothecated securities was $29,807,238. During the year ended December 31, 2022, the Fund earned $143,852 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the twelve rolling 60-month periods in 2022, the Fund’s investment performance ranged from 13% below to 3% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $16,558,637 and a net downward adjustment of $3,613,506 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2022, the Fund expensed Royce investment advisory fees totaling $12,945,131.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2022, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $1,037,066,944 and $1,122,995,756, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2022, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$11,934,417	$1,769,377	$(823,573)

56 | 2022 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Tax Information:

Distributions during the years ended December 31, 2022 and 2021, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2022	2021	2022	2021	2022	2021
$25,777,270	$49,300,123	$95,268,088	$123,265,591	$20,627,640	$ –

The tax basis components of distributable earnings as of December 31, 2022, were as follows:

QUALIFIED LATE YEAR
		NET UNREALIZED	ORDINARY AND	TOTAL
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS
$ –	$ –	$247,066,549	$(2,196,735)	$244,869,814
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications, which relate primarily to return of capital and foreign currency transactions:

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$219,614	$(219,614)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2019-2022) and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the 1940 Act, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2022:

AFFILIATED COMPANY [1]	SHARES 12/31/21	MARKET VALUE 12/31/21	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/22	MARKET VALUE 12/31/22
INFORMATION TECHNOLOGY - 0.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.6%
Richardson Electronics [2]	711,475	$9,619,142	–	$6,407,489	$4,508,394	$1,636,635	$154,385	n/a	n/a
		$9,619,142			$4,508,394	$1,636,635	$154,385

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.

[2]	Not an Affiliated Company as of December 31, 2022.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2022 Annual Report to Stockholders | 57

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the “Fund”) as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

58 | 2022 Annual Report to Stockholders

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13		8.821	21
12/31/22		$8,975		1,446	$14,822	$12,508

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95		8.887	1,598
12/31/22		$8,900		15,988	$156,203	$138,776

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2 Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

3 Includes a return of capital.

This page is not a part of the 2022 Annual Audited Financial Statements | 59

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32		14.525	2,907
12/31/22		$53,211		33,888	$495,104	$449,355

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2 Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

3 Includes a return of capital.

4 Includes Royce Global Value Trust spin-off of $1.40 per share.

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Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2022.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2022. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

This page is not a part of the 2022 Annual Audited Financial Statements | 61

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director 1, President

Age: 57 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 74 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 59 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Director

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002)

G. Peter O’Brien, Director

Age: 77 | Number of Funds Overseen: 73 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 57 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc.

(since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director

Age: 64 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 55 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 60 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 56 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 55 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 51 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest. com or by calling (800) 221-4268.

62 | This page is not a part of the 2022 Annual Audited Financial Statements

Notes to Performance and Other Important Information

Notes to Performance

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2022, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2022 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite Index is a market capitalization weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The (Center for Research in Security Prices) CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. The purpose of the PMI is to provide information about current and future business conditions to company decision makers, analysts, and investors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2023 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Value Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria,

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Notes to Performance and Other Important Information (continued)

Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Value Trust, Inc. (“RVT”). RVT normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Recent Adoption of Certain Operating Policies

A Fund’s fundamental investment policies may not be changed without the approval of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 Act (the “1940 Act”)) of that Fund. The investment policies and limitations of a Fund that are not fundamental investment policies are referred to as operating policies and may be changed by a majority vote of the Board of Directors of the relevant Fund and without stockholder approval. Notwithstanding any fundamental investment policy that could be deemed to permit a Fund to enter into a “derivatives transaction” within the meaning of Rule 18f-4 under the 1940 Act, the Funds recently adopted operating policies that, effective as of August 19, 2022, prohibit the Funds from entering into any such “derivatives transaction,” including investing in options.

Primary Risks

As with any mutual fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time due to overall market, financial, and economic conditions and trends, governmental or central bank actions or interventions, changes in investor sentiment, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global economies and markets and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in each Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.

To the extent a Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

Royce believes certain material ESG factors have the potential to contribute to a stock’s long-term performance, and therefore Royce may evaluate the potential impacts of ESG considerations when assessing a company’s financial condition and profitability. This analysis allows Royce’s portfolio managers to determine whether a company’s ESG practices pose a material financial risk or create an opportunity for investment. Consideration of ESG factors and risks is only one component of Royce’s assessment of potential investments and may not be a determinative factor in whether to invest in a company. The weight given to ESG factors may vary between Funds and across different types of investments, sectors, industries, regions, and issuers; ESG factors and weights considered may change over time; and not every ESG factor may be identified or evaluated for each security. In addition, Royce’s assessment of a company’s ESG factors may differ from that of institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data reports from issuers and/or third-party research providers. ESG factors are often not uniformly measured or defined, which could

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Notes to Performance and Other Important Information (continued)

impact Royce’s ability to evaluate a company. While Royce views certain ESG factors as having the potential to contribute to a stock’s long-term performance, there is no guarantee of such results.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ended December 31, 2022. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2022, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

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Results of Stockholders Meetings

Royce Value Trust, Inc.

At the 2022 Annual Meeting of Stockholders held on September 28, 2022, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	88,342,888	1,961,317

Arthur S. Mehlman	88,286,092	2,018,113

Michael K. Shields	88,379,312	1,924,893

Royce Micro-Cap Trust, Inc.

At the 2022 Annual Meeting of Stockholders held on September 28, 2022, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	33,912,816	2,880,622

Arthur S. Mehlman	34,064,759	2,728,679

Michael K. Shields	33,996,266	2,797,171

Royce Global Value Trust, Inc.

At the 2022 Annual Meeting of Stockholders held on September 28, 2022, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Patricia W. Chadwick	4,799,246	157,916

Arthur S. Mehlman	4,806,793	150,370

Michael K. Shields	4,819,885	137,278

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ROYCE
Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 45+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION
General Royce Funds information including an
overview of our firm and Funds
(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar
Speak with a representative about:

•	Your account, transactions, and forms

  (800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:

•	Information about our firm, strategies, and Funds

•	Fund Materials

(800) 337-6923

CE-REP-1222

Item 2.   Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.
(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert serving on its audit committee.
(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004, and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).
Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees:

Year ended December 31, 2022 - $22,748

Year ended December 31, 2021 - $22,302

(b)	Audit-Related Fees:

Year ended December 31, 2022 - $0

Year ended December 31, 2021 - $0

(c)	Tax Fees:

Year ended December 31, 2022 - $10,248 - Preparation of tax returns

Year ended December 31, 2021 - $10,048 - Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2022 - $0

Year ended December 31, 2021 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable
(f)	Not Applicable
(g)	Year ended December 31, 2022 - $10,248
Year ended December 31, 2021 - $10,048

(h)	No such services were rendered during 2022 or 2021.

Item 5.  Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6.	Investments.
(a)	See Item 1.
(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies, including the Registrant. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value. When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the client regarding how to vote proxies.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers.

Notwithstanding the above, all matters identified by an independent third-party research firm as being “ESG” proposals are brought to the attention of the portfolio manager(s) for the account(s) involved by Royce personnel.

After giving consideration to the recommendation from the independent third-party research firm, the portfolio manager will direct that such matters be voted in a way he or she believes appropriately takes into account environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. When Royce portfolio managers cast votes on “ESG” proposals, they take into account the risk that companies may face significant financial, legal, and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues.

Under certain circumstances, Royce may also vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Royce's portfolio managers decide these issues on a case-by-case basis. In addition, a Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote. From time to time, it is also possible that one Royce portfolio manager will decide: (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce's goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2022).

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Portfolio Manager	Since October 2013	Chairman of the Board of Managers of Royce, Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. ("RMT"), Royce Value Trust, Inc. ("RVT"), The Royce Fund, and Royce Capital Fund (collectively, "The Royce Funds").

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2022).

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	8	$5,975,964,874	2	$2,071,068,955
	Private pooled investment vehicles	5	$60,462,425	--	--
	Other accounts*	13	$57,355,251	--	--

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the Portfolio Manager has decided to change the initial allocation for some other reason.

As described below, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce's retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager's compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce, as Portfolio Manager of two registered investment company accounts (RVT and RMT), is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2022)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.
-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2022).

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce (Portfolio Manager)	Over $1,000,000

(b) Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable
Item 10.	Submission of Matters to a Vote of Security Holders. Not Applicable.
Item 11.	Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. The Fund is party to a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International Limited (“BNPPI”). The Credit Agreement permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities. For more information, see “Borrowings” in the Notes to the Fund’s Financial Statements.

Item 13.	Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

[Signature page to follow.]

Pursuant to the requirements of the Exchange Act and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY: /s/Christopher D. Clark

Christopher D. Clark

President

Date: February 28, 2023

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.	ROYCE GLOBAL VALUE TRUST, INC.

BY: /s/Christopher D. Clark	BY: /s/Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 28, 2023	Date: February 28, 2023